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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION
                                (Rule 14A-101)

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for use of the
                                              Commission only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material under Rule 14a-12.

                                DEERE & COMPANY
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               (Name of Registrant as Specified in Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:
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                                DEERE & COMPANY
                             One John Deere Place
                            Moline, Illinois 61265

                          --------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               February 23, 2000

The annual meeting of stockholders of Deere & Company will be held at the principal office of the Company, at One John Deere Place, near Moline, Rock Island County, Illinois, on Wednesday, February 23, 2000, at 10 a.m. Directions to the meeting location appear on the back cover of the Proxy Statement. The annual meeting is being held to:

  1. Elect directors.

  2. Consider and vote upon the John Deere Omnibus Equity and Incentive Plan.

  3. Re-approve the performance goals under the John Deere Performance Bonus
     Plan.

  4. Re-approve the performance goals under the John Deere Equity Incentive
     Plan.

  5. Transact such other business as may properly come before the meeting.

Stockholders of record at the close of business on December 31, 1999, are entitled to vote at the meeting.

To be sure that your shares are represented at the meeting, please either complete and promptly mail the enclosed proxy card in the envelope provided for this purpose or vote through the telephone or internet voting procedures described on the proxy card. If your shares are registered in the name of a bank or brokerage firm, telephone or internet voting will be available to you only if offered by your bank or broker and such procedures are described on the voting form sent to you.


                                     For the Board of Directors,
Moline, Illinois                     /s/ Michael A. Harring
January 19, 2000                     --------------------------------
                                     Michael A. Harring
                                     Secretary


                            YOUR VOTE IS IMPORTANT

 STOCKHOLDERS ARE URGED TO VOTE BY USING THE CONVENIENCE OF TELEPHONE OR INTERNET VOTING, IF AVAIlABLE, OR BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

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                                PROXY STATEMENT
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TO THE STOCKHOLDERS: The Board of Directors of Deere & Company solicits your proxy, and asks that you vote, sign, date, and promptly mail the enclosed proxy card for use at the annual meeting of stockholders to be held February 23, 2000, and at any adjournment of such meeting. Most stockholders have a choice of voting by using a toll-free telephone number, over the internet or by completing a proxy card and mailing it in the postage-paid envelope provided. Please refer to your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you. The telephone and internet voting facilities for shareowners of record will close at 12:01 a.m. eastern standard time on February 23, 2000. If you vote over the internet, you may incur costs such as telephone and internet access charges for which you will be responsible. The telephone and internet voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If your shares are held through the Company's Savings and Investment Plan or Tax Deferred Savings Plan For Hourly and Incentive Paid Employees, your proxy instruction card must be received by February 18, 2000, or the shares represented by the card will not be voted. Whether you own few or many shares, your proxy is important in helping to achieve good representation at the meeting.

   If you wish, at any time before your proxy is voted, you may revoke it by written notice to the Company, or by delivery of a later-dated proxy (including a telephone or internet vote), or by voting in person at the meeting.

   The shares represented by all properly executed proxies will be voted as specified by you. In the absence of direction, properly executed proxies will be voted for the nominees to the Board set forth below, for the John Deere Omnibus Equity and Incentive Plan, for the performance goals under the John Deere Performance Bonus Plan and for the performance goals under the John Deere Equity Incentive Plan.

   The holders of a majority of the Company's outstanding shares, present in person or by proxy, are required for a quorum at the meeting. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. The Company had 233,936,562 shares of common stock outstanding on December 31, 1999. Each share has one vote on each matter to be voted on at the meeting and one vote for each directorship to be filled on the Board of Directors.

   If any nominee for election as a director is unable or declines to accept nomination or election for any reason, the persons designated in your proxy may vote for a substitute.

   A plurality of the votes cast at the meeting is required to elect directors. The affirmative vote of a majority of the shares of stock present or represented by proxy and entitled to vote is required for the approval of each compensation plan proposal. Abstentions will have no effect on the outcome of the election of directors, and will have the same effect as a vote against the three compensation plan proposals. Under the current rules and the New York Stock Exchange, brokers who hold shares in "street" name and who do not receive instructions from the beneficial owner of those shares will be able to vote in the election of directors, but will not be able to vote on the compensation plan proposals. Broker non-votes will have no effect on the outcome of the election of directors or the compensation plan proposals.

   The Company's policy is to provide stockholders privacy in voting. All proxy cards and ballots that identify votes of stockholders are held confidential, except: (i) as may be necessary to meet applicable legal requirements; (ii) to allow independent third-parties to solicit, receive, tabulate, and certify the results of the vote; (iii) in cases where stockholders write comments on their proxy cards; and (iv) in contested proxy solicitations in which the opposing party does not also agree to comply with this policy. The tabulator of the votes and at least one of the inspectors of voting are independent

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of the Company, its officers and directors. The tabulator, the Company's proxy solicitation agent, and the inspectors of voting, including those who are Company employees, are required to comply with the Company's confidentiality guidelines which prohibit disclosure of votes to the Company.

   Stockholders of record at the close of business on December 31, 1999, are entitled to vote. This notice of meeting, proxy statement, and proxy card are being mailed to stockholders on or about January 19, 2000.

                             ELECTION OF DIRECTORS
-------------------------------------------------------------------------------

   Four directors are to be elected for terms expiring at the annual meeting in 2003. The persons named below were recommended by the Corporate Governance Committee and nominated by the Board of Directors. The nominees' principal occupations during the past five or more years, positions with the Company, directorships in other companies, ages, and beneficial ownership of shares and share units of the Company at December 31, 1999, appear in that order after their names. As used below "restricted stock" refers to non-transferable stock, issued pursuant to the Nonemployee Director Stock Ownership Plan, which is subject to risk of forfeiture if certain conditions are not met. "Share units" represent director compensation and earnings thereon deferred pursuant to the Nonemployee Director Deferred Compensation Plan and valued as if invested in shares of the Company. No nominee owned beneficially more than .1% of the shares outstanding on December 31, 1999.

   Mrs. Crandall C. Bowles, a director of the Company from 1990-1994, was re-appointed to the Board during 1999. Mr. Thomas H. Patrick, Executive Vice President of Merrill Lynch & Co., Inc. is nominated for election as a director for the first time. The terms of Mr. Samuel C. Johnson and Mr. William A. Schreyer, directors of the Company since 1973 and 1994 respectively, expire at the annual meeting and they are retiring from the Board.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE RECOMMENDED NOMINEES FOR ELECTION AS A DIRECTOR.

             NOMINEES FOR TERMS EXPIRING AT ANNUAL MEETING IN 2003

   Mrs. Crandall C. Bowles Chairman, President and Chief Executive Officer of Springs Industries, Inc. (textiles) since April 1998; President and Chief Executive Officer January 1998 to April 1998; President and Chief Operating Officer 1997-1998; prior thereto, Executive Vice President. Director of Deere & Company from 1990-1994 and since 1999. Director of Springs Industries, Inc. Age 52. Shares owned, 1,332 (includes 332 shares of restricted stock).

   Mr. Leonard A. Hadley Retired Chairman and Chief Executive Officer of Maytag Corporation (appliances) since August 1999; prior thereto Chairman and Chief Executive Officer of Maytag Corporation. Director of Deere & Company since 1994; Chair of Audit Review Committee and member of Executive and Pension Plan Oversight Committees. Director of Snap-on Incorporated. Age 65. Shares owned, 3,494 (includes 3,494 shares of restricted stock). Share units owned 9,460.

   Mr. Arthur L. Kelly Managing Partner of KEL Enterprises L.P. (holding and investment partnership) since 1983. Director of Deere & Company since 1993; Chair of Pension Plan Oversight Committee and member of Audit Review and Executive Committees. Director of Bayerische Motoren Werke (BMW) A.G., The Northern Trust Corporation, Snap-on Incorporated and Thyssen-Krupp Industries A.G. Age 62. Shares owned, 10,283 (includes 4,193 shares of restricted stock). Share units owned 2,421.

   Mr. Thomas H. Patrick Executive Vice President of Merrill Lynch & Co., Inc. (financial services) since 1989; and Chairman of the Special Advisory Services Group and Member of the Office of the Chairman of Merrill Lynch & Co., Inc. since 1993. Director of Baldwin & Lyons, Inc. and Comdisco, Inc. Age 56. Shares owned 10,000.

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                            COMPENSATION PROPOSALS
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   Under the Internal Revenue Code (the "Code"), publicly-held corporations such as the Company may not deduct compensation paid to certain executive officers to the extent that such compensation exceeds $1 million in any year for each such officer. The regulations provide exceptions for performance-based compensation which meets specific requirements. The requirements include seeking stockholder approval of the material terms of performance goals for such compensation and seeking stockholder re-approval every five years. At the 1995 annual meeting, stockholders approved the John Deere Performance Bonus Plan and the John Deere Equity Incentive Plan. The Board has adopted the John Deere Omnibus Equity and Incentive Plan (the "Omnibus Plan"). We are seeking re-approval of the performance goals for the Performance Bonus Plan and the Equity Incentive Plan and approval of the Omnibus Plan, in order that compensation paid under these plans may qualify for a tax deduction by the Company. Subject to stockholder approval of the Omnibus Plan, the final grants under the 1991 John Deere Stock Option Plan were made in December 1999 and no new target awards will be made under the John Deere Restricted Stock Plan or the Equity Incentive Plan. The Committee may award bonus shares under the Restricted Stock Plan and the Equity Incentive Plan with respect to outstanding target grants if Company performance over the performance periods exceeds target goals.

         APPROVAL OF THE JOHN DEERE OMNIBUS EQUITY AND INCENTIVE PLAN
-------------------------------------------------------------------------------

Summary of the Proposal

   The Board of Directors of the Company has approved the John Deere Omnibus Equity and Incentive Plan in the form attached hereto as an exhibit (for purposes of this Section of the proxy statement, the "Plan"), subject to approval of the Plan by the stockholders of the Company. The description which follows is qualified in its entirety by reference to the Plan as set forth in such exhibit. Subject to stockholder approval, the Plan is intended to succeed the 1991 John Deere Stock Option Plan, the John Deere Equity Incentive Plan, and the John Deere Restricted Stock Plan. In general, the Plan authorizes the Company to award, to select salaried employees, stock options, stock appreciation rights, shares of the Company's common stock or an amount based on the value thereof and other awards. Certain awards will be subject to risks of forfeiture unless performance goals are achieved or restrictions are removed. The number of shares of common stock reserved for all awards under the Plan is 9,500,000 plus approximately 4,900,000 unused shares authorized for the prior plans. The maximum number of shares of common stock for which performance, restricted, and awards other than options and stock appreciation rights may be awarded under the Plan is 1,000,000.

   Stockholder approval of the Plan requires the affirmative vote of a majority of the shares present or represented and entitled to vote at the meeting.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE JOHN DEERE OMNIBUS EQUITY AND INCENTIVE PLAN.

Description of the Plan

   Purpose. The Board believes that, like the prior stock option and stock plans, the Plan will successfully advance the Company's long-term financial success by enabling it to attract and retain outstanding talent and motivate superior performance by encouraging and providing a means for participating employees to obtain an ownership interest in the Company.

   Administration. The Plan will be administered by the Committee on Compensation of the Board or a subcommittee thereof (the "Committee") which shall consist of two or more members of the Board. The Company presently intends for each of these directors to be a "nonemployee director"

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within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934
(the "Act") or any similar rule that may subsequently be in effect and an "outside director" within the meaning of Code Section 162(m) and the regulations promulgated thereunder. The Committee is responsible for interpreting and administering the Plan, including making all determinations necessary or advisable for such administration. Except for its authority to amend, suspend or terminate the Plan and as prohibited by law, the Committee is authorized to delegate any of its authority under the Plan to such persons, such as officers of the Company, as it thinks is appropriate.

   Eligibility and Participation. The Committee is authorized from time to time to grant awards under the Plan to such salaried employees (including executive officers) of the Company and its subsidiaries as the Committee, in its discretion, selects. During fiscal 1999, approximately 2,068 employees received grants under the 1991 John Deere Stock Option Plan covering approximately 4,630,350 shares, approximately 83 employees received awards under the John Deere Equity Incentive Plan covering approximately 398,008 shares, and approximately 20 employees received awards under the John Deere Restricted Stock Plan covering approximately 300,506 shares. In December 1999 approximately 3,350 employees were granted options under the 1991 John Deere Stock Option Plan covering approximately 5,200,000 shares. These awards are not necessarily indicative of the number of participants or the number of awards which might be made under the proposed Plan. The Company cannot at this time identify the persons to whom awards will be granted, or would have been granted if the Plan had been in effect during 1999; nor can the Company state the form or value of any such awards.

   Share Limits. The aggregate number of shares of the Company's common stock issuable under all awards under the Plan is approximately 14,400,000. This includes approximately 4,900,000 shares that were authorized, but not issued under the prior plans. Shares awarded under the Plan will be made available from authorized but unissued common stock or from common stock held in the treasury. The maximum number of shares of common stock issuable under performance share, performance unit, restricted stock, restricted stock equivalent, and other awards under the Plan is 1,000,000. The balance of the shares available under the Plan will be available for awards of stock options and stock appreciation rights. The maximum number of shares of common stock that an executive officer may receive upon exercise of all stock options and stock appreciation rights awarded during any fiscal year is 0.5% of the number of shares outstanding at the beginning of such fiscal year. The maximum number of shares of common stock that an executive officer may receive in any fiscal year pursuant to performance awards, restricted stock awards, restricted stock equivalent awards, and other awards is 300,000.

   Options and Appreciation Rights. The Plan authorizes the Committee to grant to employees options to purchase the Company's common stock which may be in the form of statutory stock options, including "incentive stock options" ("ISOs") or other types of tax-qualified options which may subsequently be authorized under the federal tax laws or in the form of non-statutory options. The exercise price of options granted under the Plan (subject to amendment as discussed herein under the caption "Amendment and Adjustment") may not be less than the fair market value of such stock at the time the option is granted and once established may not be modified. Fair market value on any given date for this and other purposes of the Plan will be the mean between the highest and the lowest sale prices reported on the Composite Tape of the New York Stock Exchange on such date or the last previous date reported (or, if not so reported, on any domestic stock exchange on which the Company's common stock is then listed). Commissions and other expenses connected with the exercise of options and stock appreciation rights will be payable by the optionee as part of the exercise price. Commissions and other expenses connected with the sale of any related stock also will be payable by the optionee.

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   The Plan permits optionees, with certain exceptions, to pay the exercise price of options in cash, common stock of the Company (valued at its fair market value on the date of exercise and including stock received upon exercise of options or stock appreciation rights under any Company option plan) or a combination thereof. Accordingly, any optionee who owns any Company common stock may generally, by using stock in payment of the exercise price of an option, receive, in one transaction or a series of essentially simultaneous transactions, without any cash payment of the purchase price, (i) Company common stock equivalent in value to the excess of the fair market value of the shares subject to exercised option rights over the exercise price of the option, plus (ii) a number of shares equal to that used to pay the exercise price.

   The Plan also authorizes the Committee to grant appreciation rights. An appreciation right entitles the grantee to receive upon exercise the excess of
(a) the fair market value of a specified number of shares of the Company's common stock at the time of exercise over (b) a price specified by the Committee which may not be less than the fair market value of the common stock at the time the appreciation right was granted (subject to amendment as discussed herein under the caption "Amendment and Adjustment"). The Company will pay such amount to the holder in the form of the Company's common stock (valued at its fair market value on the date of exercise), cash or a combination thereof, as determined by the Committee.

   Appreciation rights may be either unrelated to any option or an alternative to a previously or contemporaneously granted option. Appreciation rights granted as an alternative to a previously or contemporaneously granted option will entitle the optionee, in lieu of exercising the option, to receive the excess of the fair market value of a share of the Company's common stock on the date of exercise over the option price multiplied by the number of shares as to which such optionee is exercising the appreciation right. If an appreciation right is an alternative to an option, such option shall be deemed canceled to the extent that the appreciation right is exercised and the alternative appreciation right shall be deemed canceled to the extent that such option is exercised.

   Options and appreciation rights will become exercisable six months or longer after the date of grant and the term shall not extend later than ten years after the date of grant. Unless the Committee establishes otherwise at the time of the award, in the event of termination of employment because of death, stock options and stock appreciation rights may be exercised by the participant's beneficiary within twelve months after death without regard to any holding period. Unless the Committee establishes otherwise at the time of the award, in the event of termination of employment with the consent of the Committee or because of disability or retirement, options and stock appreciation rights generally may be exercised by the participant within five years after the termination of employment upon the same terms as if the holder remained an employee of the Company. In the event of any other kind of termination, a participant's options and stock appreciation rights immediately expire.

   Performance Awards. The Plan authorizes the Committee to grant performance awards to employees in the form of either grants of performance shares (each performance share representing one share of the Company's common stock) or performance units representing an amount established by the Committee at the time of the award (which amount can be but does not have to be equal to the fair market value of one share of the Company's common stock). Performance awards are earned over a performance period (which shall not be less than one year) determined by the Committee at the time of the award. There may be more than one performance award in existence at any one time, and the performance periods may differ or overlap.

   At the time a performance award is made, the Committee will establish minimum, target, and maximum performance goals measuring the Company's performance over the performance period. The portion of the performance award earned by the participant will be determined by the Committee, based on the degree to which the performance goals are achieved. No performance awards will be earned by the participant unless the minimum performance goals are met. When earned, performance

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awards will be paid in a lump sum or installments in cash, common stock or a combination thereof as the Committee may determine.

   The Committee may establish performance goals for each performance period from among any of the following factors, or any combination of the following, as the Committee deems appropriate: (a) total stockholder return; (b) growth in revenues, sales, settlements, market share, customer conversion, net income, stock price and/or earnings per share of common stock; (c) return on assets, net assets, and/or capital; (d) return on stockholders' equity; (e) economic value added; (f) improvements in costs and/or expenses; or (g) any similar performance measure established by the Committee. Such factors may be measured, as applicable, either before or after income taxes, and on a corporate wide, division, subsidiary or individual basis, and including or excluding interest, depreciation, amortization, goodwill, extraordinary items, other material non-recurring gains or losses, discontinued or added operations, the cumulative effect of changes in accounting policies and the effects of any tax law changes. The Plan also authorizes the Committee to reduce grants or adjust performance goals in the event of certain acquisitions or dispositions of assets or securities by the Company, subject to the restrictions of Section 162(m) of the Code.

   If a participant ceases to be an employee of the Company or its subsidiaries during the performance period due to death, disability, retirement or with the consent of the Committee, each performance award will continue to be subject to the performance goals for the performance period or the Committee may authorize payment of all or a portion of the amount the participant would have been paid if such participant had continued as an employee to the end of the performance period provided such amount is based on the Company's progress toward achieving the performance goals and is discounted to reflect the early payment. In all other cases, all unearned performance awards will be forfeited.

   Restricted Stock or Restricted Stock Equivalents. The Plan authorizes the Committee to grant restricted common stock of the Company or restricted stock equivalents to employees with such restriction periods and price goals as the Committee may designate at the time of the award. Restriction periods shall be at least three years for time-based restrictions and at least one year for performance-based restrictions. A maximum of five percent of the aggregate shares authorized for the Plan may be restricted awards with no minimum vesting periods. In lieu of restricted stock the Committee may grant restricted stock equivalents. Each restricted stock equivalent would represent the right to receive an amount determined by the Committee at the time of the award, which value may be equal to the full monetary value of one share of common stock. Any restricted award to an executive officer intended to qualify as performance based compensation must include a stock price goal during the restriction period.

   If a holder of restricted stock or restricted stock equivalents ceases to be employed by the Company or any subsidiary due to death, disability or with the consent of the Committee, the Committee may waive all or a portion of the restrictions on a number of shares or share equivalents provided, however, that goals for restricted awards intended to qualify as performance based compensation may not be waived. In all other cases, all restricted shares or restricted stock equivalents will be forfeited to the Company.

   Other Awards. The Plan authorizes the Committee to grant other forms of equity-based awards consistent with the purposes of the Plan. Such awards may be based on the value of the common stock of the Company or other criteria determined by the Committee. Other awards with a performance goal may not vest in less than one year. Other awards without a performance goal may not vest in less than three years. Subject to the Plan's limits on authorized shares, the Plan also authorizes the Committee to grant awards in substitution for awards granted by an entity acquired by or combined with the Company. Substitute awards are not subject to the minimum holding period and minimum exercise price provisions of the Plan.

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   Stockholder Rights. The participant shall have the right to receive dividends upon and to vote shares of common stock awarded during the performance or restriction period. Optionees however, will not have rights as a stockholder prior to exercise. With limited exceptions, participants may not transfer, assign, pledge, or encumber awards under the Plan.

   Cash Equivalents and Deferral. The Committee may permit participants to elect to receive performance and restricted stock awards in cash instead of shares. The Committee may also award cash equivalent awards or other alternative forms of awards to employees of foreign subsidiaries or branches. Cash equivalent payments will be applied against the Plan's authorized share limits based on the fair market value of the common stock. The Committee may also permit participants eligible for the Company's voluntary deferred compensation plan to elect within certain time limits to defer cash payments of performance and restricted awards.

   Participant Agreements. Awards under the Plan may be evidenced by written agreements, certificates, award letters or other form of record. Participants have thirty calendar days to notify the Company of any issues or disagreements regarding the terms and conditions of an award. Upon the resolution of such issues or the expiration of such period, the participant will be deemed to have agreed to the terms and conditions of the award and the Plan. Participants who leave the Company holding unexercised stock options or appreciation rights, unearned performance awards or restricted awards may forfeit such awards if they fail to honor consulting or noncompetition obligations to the Company.

   Change of Control. In the event of a change of control or potential change of control of the Company, the restrictions and vesting requirements of awards may lapse and the value of other awards may be paid to the participants in cash (at a "change of control price" as defined in the Plan).

   For purposes of the Plan, a change of control is generally considered to have occurred if any of the following occur: (i) a third party acquires 30% or more of the combined voting power of the Company's outstanding securities;
(ii) there is a change in majority of the incumbent Board of Directors of the Company (other than through election of nominees who are approved by a vote of at least two-thirds of the directors then in office and whose election is not the result of an actual or threatened election contest); (iii) the stockholders approve a merger or consolidation of the Company (other than certain transactions that do not result in a substantial change in proportional ownership of the Company); (iv) the stockholders approve a plan of complete liquidation or a sale of all or substantially all of the Company's assets or (v) any other change in control required to be disclosed in a proxy statement governed by the rules of the Securities and Exchange Commission. A potential change of control is defined generally to include the entering into of an agreement the consummation of which would result in a change of control, or the acquisition by a third party of securities representing 5% or more of the combined voting power of the Company accompanied by a determination by the Board of Directors of the Company that a potential change of control has occurred for purposes of the Plan.

   The lapse of limitations and payment of the value of incentive shares in cash in the event of a change or potential change of control may have the incidental effect of increasing the net cost of such change of control and thus theoretically could render more difficult or discourage such a change of control, even if such change of control would be beneficial to stockholders generally.

   Amendment and Adjustment. The Committee may suspend or terminate the Plan or any portion thereof at any time. In general, the Committee may amend the Plan from time to time, without the approval of the Company's stockholders. The following amendments, however, may only be made with the approval of the Company's stockholders (to the extent such approval is required by law, agreement or the rules of any exchange upon which the Company's common stock is listed): (i) materially increase the maximum amount of shares of common stock subject to the Plan (other than pursuant to adjustment provisions discussed below), (ii) materially modify the requirements as to eligibility for participation in the Plan, (iii) materially increase the benefits accruing to participants under the Plan or (iv) extend the term of the Plan. No amendment, suspension or termination of the Plan may materially and adversely affect outstanding awards without the consent of the participant.

   The Plan provides that in the event of a stock dividend or stock split, or a combination or other increase or reduction in the number of issued shares of the Company's common stock, the Board of Directors or the Committee may make adjustments in the number and type of shares authorized by the Plan and covered by outstanding awards under the Plan.

   Duration of the Plan. The Plan will become effective upon approval by the stockholders of the Company. The Plan terminates when all awards under the Plan have been forfeited or are no longer subject to restrictions, but no awards may be granted after December 31, 2005.

   Federal Income Tax Consequences of Stock Options and Stock Appreciation Rights. The following briefly summarizes the federal income tax consequences of the issuance and exercise of stock options and stock appreciation rights under the Plan. The following discussion does not purport to be complete and does not cover, among other things, the state, local, and foreign tax treatment associated with the grant and exercise of options.

   Nonstatutory Options and Stock Appreciation Rights. With respect to nonstatutory options granted under the Plan, the Company understands that under existing federal income tax law: (i) no income will be recognized to the optionee at the time of grant; (ii) upon exercise of an option, the optionee will be required to treat as ordinary income the difference between the option price and fair market value of the stock purchased on the date of exercise, and the Company will be entitled to a deduction equal to such amount; and
(iii) assuming the shares received upon exercise of such option constitute capital assets in the optionee's hands, any gain or loss upon disposition of the shares (measured by reference to the fair market value of the shares on the date of exercise) will be treated as capital gain or loss, which will be long-term if the shares have been held longer than one year. Any costs incurred in disposing of the shares will reduce the gain or increase the loss upon disposition of the shares.

   With respect to stock appreciation rights granted under the Plan, the Company understands that: (i) no income will be recognized to the grantee at the time of grant; and (ii) upon exercise of a stock appreciation right, the grantee must treat the cash and the fair market value of any stock received upon such exercise as ordinary income. The Company will be entitled to a deduction equal to such amount.

   Incentive Stock Options. Incentive options under the Plan are intended to constitute "incentive stock options" under Section 422 of the Code. The Company understands that, if shares purchased pursuant to the exercise of an incentive stock option for cash are not disposed of by the optionee within two years from the date of grant of the option or within one year after the transfer of the shares to him, then for federal income tax purposes: (i) no income will be recognized to the optionee upon either the grant or the exercise of the option; (ii) any gain or loss will be recognized to the optionee only upon ultimate disposition of the shares, and assuming the shares constitute capital assets in the optionee's hands, will be treated as long-term capital gain or loss; and (iii) the Company will not be entitled to a federal income tax deduction in connection with the grant or the exercise of the option. The difference between the option price and the fair market value of the shares acquired upon exercise of such an option is considered an item of adjustment for purposes of the Alternative Minimum Tax under the Code.

   The Company further understands that, if the optionee disposes of the shares acquired by exercise of an incentive stock option before the expiration of the required holding period, the optionee must treat as ordinary income in the year of such disposition an amount equal to the difference between the option price and the lesser of the fair market value of the shares on the date of exercise or the selling price. The balance of the optionee's gain on such disposition, if any, will be taxed as capital gain. The Company will be entitled to a deduction in the year of the disposition equal to the amount of ordinary income recognized to the optionee.

   Exercise by Delivery of Previously Acquired Shares. Generally, no gain or loss will be recognized by an optionee upon the transfer to the Company of previously acquired shares of common stock (the

"Old Shares") in payment of all or a portion of the exercise price of shares of common stock (the "New Shares") acquired through the exercise of an option. The optionee's basis and holding period in the Old Shares are transferred to that number of New Shares that equals the number of Old Shares tendered in payment of the exercise price. Additional New Shares have a basis equal to any income recognized by the optionee on exercise plus any cash paid in payment of the exercise price. However, if Old Shares are used to exercise an incentive stock option, the disposition of the Old Shares will be taxable generally in accordance with the rules discussed above if the Old Shares were acquired pursuant to the exercise of an incentive stock option and have not been held for the requisite holding period.

   Tax Considerations for Transferable Options. The Committee may, in its discretion, authorize the transfer by gift (or domestic relations order) of options to and among an optionee's family members and certain trusts, foundations or other entities controlled by them. The following paragraphs briefly summarize the tax considerations of transferring options. Participants should seek professional financial and tax planning advice prior to transferring options.

   Income Tax to the Employee/Optionee Upon Exercise. When an option is exercised following transfer, the original employee option recipient (rather than the transferee) will be required to treat as ordinary taxable income the difference between the option price and the fair market value of the stock purchased on the date of exercise, and the Company will be entitled to a deduction in an equivalent amount. The employee option recipient (rather than the transferee) will be responsible for the payment of applicable federal, social security, and state withholding taxes. The Company may require the optionee to make appropriate provision for the payment of withholding taxes as a condition to exercise of the option by the transferee.

   The transferee's tax basis in the shares issued upon exercise of the option will equal the fair market value of the shares on the date of exercise. Assuming that the shares constitute capital assets in the hands of the transferee, gain or loss upon disposition of the shares will be treated as capital gain or loss which will be long-term if the shares have been held longer than one year.

   Tax Withholding. Under the Code, tax withholding by the Company is required with respect to the amount of compensation realized by optionees under the Plan. Under the Plan, the Company may permit the optionee to have the Company withhold all or a portion of the shares of the Company which the optionee acquires upon the exercise of an option to satisfy estimated or actual federal, state or local income taxes. The Company may also permit the optionee (under the current rules and regulations under the Exchange Act) to deliver other previously acquired shares (other than restricted stock) for the purpose of tax withholding. The election to withhold must be made prior to or on the date on which the tax obligation arises.

                    RE-APPROVAL OF PERFORMANCE GOALS UNDER
                     THE JOHN DEERE PERFORMANCE BONUS PLAN
-------------------------------------------------------------------------------

Summary of the Proposal

   The performance goals of the John Deere Performance Bonus Plan (for purposes of this Section of the proxy statement, the "Plan") are being submitted for stockholder re-approval to meet the requirements for tax deductibility under Section 162(m) of the Code. The Plan was initially approved by the stockholders in 1995. The Plan provides annual cash bonuses to salaried employees of the Company and its subsidiaries if performance goals are achieved. The description which follows is qualified in its entirety by reference to the Plan.

   Stockholder re-approval of the performance goals requires the affirmative vote of a majority of the shares present or represented and entitled to vote at the meeting.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RE-APPROVAL OF THE PERFORMANCE GOALS UNDER THE JOHN DEERE PERFORMANCE BONUS PLAN.

Description of the Plan and Performance Goals

   Purpose. The purpose of the Plan is to provide Participants with a meaningful annual incentive opportunity geared toward the achievement of specific performance goals.

   Administration. The Plan is administered by the Committee on Compensation of the Board or a subcommittee thereof (the "Committee"), which shall be comprised of at least two members of the Board who are not current or former officers or employees of the Company. Each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code. The Committee has the authority to interpret the Plan and maintain administrative guidelines relating to the Plan.

   Eligibility and Participation. All full-time, salaried employees who are actively employed by the Company during the Company's fiscal year are eligible to participate in the Plan for such fiscal year. From those persons eligible, the Committee determines annually those who will participate in the Plan. Based on current participation levels, it is anticipated that at the time of stockholder re-approval, approximately 12,500 employees will be eligible to participate in the Plan.

   To meet the requirements of Section 162(m), certain more restrictive provisions of the Plan apply only to "executive officers." For purposes of the Plan, "executive officers" shall be those employees designated by the Committee from year to year for purposes of qualifying payouts under the Plan for exemption from Section 162(m).

   Award Determination. Prior to each fiscal year, or as soon as practicable thereafter, the Committee will establish performance goals which may be based on any combination of consolidated Company, business unit, division, product line, other segment, and individual performance measures. Performance measures with respect to executive officers, as designated by the Committee, will be determined annually from among the following factors, or any combination of the following, as the Committee deems appropriate: (a) total stockholder return; (b) growth in revenues, sales, settlements, market share, customer conversion, net income, stock price, and/or earnings per share; (c) return on assets, net assets, and/or capital; (d) return on stockholders' equity; (e) economic value added; or (f) improvements in costs and/or expenses. Prior to each fiscal year, or as soon as practicable thereafter, the Committee will also establish, for each job classification, various levels of award payments depending upon the level of achievement of the performance goals. Final awards will be based on the level of achievement of the performance goals, the participant's job classification and the predetermined award payout levels. Except with respect to executive officers, the Committee has the discretion to adjust performance goals and payout levels during a fiscal year. With respect to executive officers, the Committee can reduce or eliminate the amount of the final award and can exercise such other discretion as on the advice of tax counsel will not adversely affect the deductibility for federal income tax purposes of any amount paid under the Plan. The maximum amount payable under the Plan to a participant for any year will be $2,000,000.

   Payments. All awards will be payable in cash as soon as practicable after the end of the fiscal year and after the Committee certifies in writing that the performance goals and any other relevant terms of the awards have been satisfied.

   Termination of Employment. In the event of the death, disability, retirement or transfer of a participant to a non-participating business unit, the final award of such participant will be reduced to reflect participation prior to the termination only. In the event of any other kind of termination of service, the participant's award for the fiscal year of termination is forfeited. However, the Committee has discretion to pay a partial award for the portion of the year that the participant was employed by the Company.

   Change in Control. In the event of a change in control of the Company, participants employed by the Company as of the date of the change in control will be entitled to the greater of an award based on actual performance to such date or an award based on targeted performance. Awards will be paid within thirty days after a change in control. A change in control is defined as a dissolution, liquidation, merger, or consolidation in which the Company is not the surviving corporation, or the acquisition of thirty percent or more of the Company's common stock by one individual, corporation, or other entity.

   The payment of awards in the event of a change in control may have the incidental effect of increasing the net cost of such change in control and, thus, theoretically could render more difficult or discourage such a change in control, even if such change in control would be beneficial to stockholders generally.

   Duration of the Plan. The Plan shall remain in effect until it is terminated by the Committee or the Board of Directors of the Company.

   Amendment. The Committee may, at any time, amend any or all of the provisions of the Plan or suspend or terminate it entirely. No amendment, suspension or termination may reduce the rights of a participant under an award without the participant's consent.

                    RE-APPROVAL OF PERFORMANCE GOALS UNDER
                     THE JOHN DEERE EQUITY INCENTIVE PLAN
-------------------------------------------------------------------------------

Summary of the Proposal

   The performance goals of the John Deere Equity Incentive Plan (for purposes of this Section of the proxy statement, the "Plan") are being submitted for stockholder re-approval to meet the requirements for tax deductibility under
Section 162(m) of the Code. The Plan was initially approved by the stockholders in 1995. In general, the Plan authorizes the Company to award, to key employees, shares of its common stock which will be subject to risks of forfeiture unless the Company achieves certain long-term performance goals. The Plan also provides for awards to key employees of additional bonus shares of common stock, which are not subject to forfeiture, if the Company exceeds its performance goals. Subject to stockholder approval of the Omnibus Plan, no new target awards will be made under the Plan. Additional bonus shares may be awarded with respect to outstanding target grants if Company performance over the performance periods exceeds target goals. A maximum of approximately 610,000 bonus shares in the aggregate may be awarded if Company performance exceeds the targets by 100% or more. The description which follows is qualified in its entirety by reference to the Plan.

   Stockholder re-approval of the performance goals requires the affirmative vote of a majority of the shares present or represented and entitled to vote at the meeting.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RE-APPROVAL OF THE PERFORMANCE GOALS UNDER THE JOHN DEERE EQUITY INCENTIVE PLAN.

Description of the Plan and Performance Goals

   Purpose. The purposes of the Plan are to retain the key employees of the Company and to direct their attention to the long-term performance of the Company by relating a portion of remuneration to the Company's long-term success. The Plan is also designed to reward and motivate such key employees and to encourage identification with the interests of stockholders.

   Administration. The Plan will be administered by the Committee on Compensation of the Board or a subcommittee thereof (the "Committee"), which shall be comprised of at least two members of the Board who are not current or former officers or employees of the Company. Each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code, as amended, and a "nonemployee director" as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the "Act"), as in effect from time to time. The Committee is responsible for interpreting and administering the Plan, including making all determinations necessary or advisable for such administration, to the extent not contrary to the express provisions of the Plan.

   Eligibility and Participation. The Plan authorizes the Committee to grant performance-based equity incentive shares to key employees of the Company and its subsidiaries as designated by the Committee. During fiscal 1999, approximately 83 key employees received grants under the Plan. The Plan initially permitted the issuance of 1,000,000 shares. The Plan provides for appropriate adjustments in the number and kind of shares issuable pursuant to the Plan and to any outstanding awards, in the event of a stock split, stock dividend, recapitalization or similar corporate transactions. A three-for-one stock split of the Company's shares in 1995 proportionately increased this limit to 3,000,000 shares. As of December 31, 1999, approximately 2,200,000 of the shares previously authorized for the Plan remain available for grant. The Plan provides that no employee may receive grants of more than 225,000 target award shares and more than 225,000 bonus award shares over a four fiscal year period (subject to certain adjustments described above).

   Award Determination. In making award determinations, the Committee may take into account the nature of the services rendered by the key employees, their present and potential contributions to the Company's success, the Company's performance, and such other factors as the Committee in its discretion shall deem relevant. Shares of common stock covered by incentive grants are subject to forfeiture, but may be freed of such forfeiture provisions as described below.

   The Plan requires the Committee to establish a performance period over which the Company's performance will be measured for purposes of the Plan. The Committee made grants in fiscal 1995, 1997, and 1999 establishing a performance period of four consecutive fiscal years for each grant. If the Omnibus Plan is approved, no future target grants will be made under the Plan.

   The Plan also requires the Committee to set performance goals for each performance period from among any of the following factors, or any combination of the following, as the Committee deems appropriate: (a) total stockholder return; (b) growth in revenues, sales, net income, stock price and/or earnings per share of common stock; (c) return on assets, net assets, and/or capital;
(d) return on stockholders' equity; and (e) economic value added. Such factors may be measured, as applicable, either before or after income taxes, and including or excluding interest, depreciation, and amortization, extraordinary items and other material non-recurring gains or losses, discontinued or added operations, the cumulative effect of changes in accounting policies, and the effects of any tax law changes. The performance goals for the awards to date have been based on growth of the Company's revenues (including growth in the Company's revenues due to acquisitions by the Company) and return on the Company's assets, in each case over the related performance period. The Plan also authorizes the Committee to reduce grants or adjust performance goals in the event of certain acquisitions or dispositions of assets or securities by the Company, subject to the restrictions of Section 162(m) of the Code.

   Vesting. If the Company achieves the performance goals established by the Committee, a participant's stock grants will no longer be subject to forfeiture. If the Company achieves a percentage of such performance goals, a portion of the participant's stock grant (generally equal to the percentage of the performance goal achieved by the Company) will no longer be subject to forfeiture. If any shares covered by a stock grant are not freed from forfeiture provisions within the performance periods established by the Committee, such shares shall automatically be forfeited.

   If the Company exceeds the performance goals established by the Committee for any performance period, participants may receive bonus stock awards that are not subject to forfeiture. The number of shares of common stock covered by a bonus stock award may equal the maximum for such award (as established by the Committee at the beginning of a performance period), multiplied by the percentage over the performance target achieved by the Company for the performance period, up to a maximum of 100%. However, the Plan provides that no person may receive more than 225,000 shares as bonus stock awards over a four fiscal year period (subject to certain adjustments described above). The Committee may permit participants to elect to receive bonus awards in cash in lieu of shares. The Committee may permit cash bonus awards to be deferred. Cash payments are applied against the Plan limits based on the average market price of Company shares on the date of grant.

   The participant shall have the right to receive dividends upon and to vote the common stock which is the subject of an incentive stock grant, and to enjoy all other stockholder rights, except that the Company shall retain custody of the stock while it is subject to limitations. With limited exceptions, the participant may not transfer, give or otherwise alienate or hypothecate the shares until they are freed of such limitations.

   Change of Control. In the event of a change of control of the Company, the limitations shall lapse and the value of the awards may be paid to the participants in cash (at a "change of control price" as defined in the Plan). In the event of a potential change of control, upon a determination by the Committee or the Board of Directors, the limitations shall be deemed to lapse and the value of the incentive shares may be paid to the participant in cash at such change of control price. Change of control and potential change of control are defined in substantially the same manner as in the Omnibus Plan described above.

   The lapse of limitations and payment of the value of incentive shares in cash in the event of a change or potential change of control may have the incidental effect of increasing the net cost of such change of control and thus theoretically could render more difficult or discourage such a change of control, even if such change of control would be beneficial to shareholders generally.

   Termination of Employment. In the event of a participant's death, disability or normal retirement from the Company, the participant will retain his or her stock grants, and may continue to receive bonus stock awards for any performance period during which the participant was employed by the Company. In the event of a participant's early retirement, the participant will forfeit a portion of his or her stock grants which have not previously been freed of limitations (in proportion to the participant's retirement during the performance period), unless the Committee waives such forfeiture. The participant may continue to receive bonus awards for any performance period during which the participant was employed (which will be similarly prorated). In the event of normal or early retirement the Committee may waive the forfeiture of a number of shares based on the Company's progress in reaching the performance targets. Generally, if any participant ceases to be an employee of the Company for any other reason, he or she will forfeit all stock grants which have not previously been freed of limitations, and be ineligible to receive bonus stock awards.

   Duration of the Plan. The Plan terminates when all stock granted under the Plan has been forfeited or is no longer subject to limitations, but no stock may be granted and no bonus stock awards may be established after December 31, 2004.

   Amendments. The Committee may from time to time amend or terminate the Plan, although no amendment or termination may materially and adversely affect a participant's rights under a previous stock grant without the participant's consent. Any amendment to the Plan which would increase the maximum number of shares that may be issued pursuant to the Plan (except for such adjustments as are provided for in the Plan), materially increase the benefits accruing to participants under the Plan or modify the requirements as to eligibility for participation in the Plan, or which requires stockholder approval in order for the Plan to continue to comply with Section 162(m) of the Code, must be approved by the Company's stockholders.

                                 PLAN BENEFITS
-------------------------------------------------------------------------------

   The benefits or amounts that will be received or allocated in the future under the John Deere Omnibus Equity and Incentive Plan, the John Deere Performance Bonus Plan, and the John Deere Equity Incentive Plan are not determinable at this time. The table below shows stock options granted, bonuses earned, and equity incentive shares granted in fiscal 1999 to the individuals and groups indicated. These awards are not necessarily indicative of awards which may be made in the future.

                                       Stock    Performance   Equity Incentive
                                      Options      Bonus           Shares
                                     ---------- ----------- --------------------
                                                                       Number of
                                     Number of                          Equity
                                      Options     Dollar      Dollar   Incentive
         Name and Position           Granted(1) Value $(2)  Value $(3)  Shares
--------------------------------------------------------------------------------
Hans W. Becherer,
Chairman & Chief Executive Officer.    845,380         None $1,501,489   46,111
Bernard L. Hardiek,
President, Worldwide Agricultural
Division...........................     97,391         None $  508,691   15,622
Pierre E. Leroy,
President, Worldwide Construction
Division...........................     82,270         None $  423,703   13,012
Fred F. Korndorf,
President, Worldwide Commercial and
Consumer Division..................     82,270         None $  423,703   13,012
Joseph W. England,
Senior Vice President..............     74,730         None $  411,785   12,646
John K. Lawson,
Senior Vice President..............     72,333         None $  385,377   11,835
Executive Group....................  1,530,133         None $5,022,277  154,235
Non-Executive Director Group(4)....       None         None       None     None
Non-Executive Officer Employee
Group..............................  3,100,217  $17,745,742 $8,003,448  243,773
--------------------------------------------------------------------------------

(1) Represents the total of market-value and premium-priced options granted during the 1999 fiscal year. See the "Option/SAR Grants In Last Fiscal Year" table that follows for further details and restrictions on these option grants.

(2) Represents the amount earned for fiscal 1999 under the John Deere Performance Bonus Plan.

(3) Represents the closing market value of the shares granted, without giving effect to the diminution in value attributable to the restrictions on such shares.

(4) Non-employee directors are not eligible to participate in the plans.

                                 OTHER MATTERS
-------------------------------------------------------------------------------

   After the deadline for inclusion of stockholder proposals in the Company's proxy statement established by Rule 14a-8 ("Rule 14a-8") under the Securities Exchange Act of 1934, Mr. Andrew Grober submitted a proposal that the Company form a committee of directors and stockholders, in addition to the Company's current after-market service staff, to review situations involving dissatisfied customers. If properly brought before the meeting, the persons named in the proxy will vote against the proposal. Mr. Melroy Buhr submitted a nomination of Mr. Steve Baugher for election to the Board of Directors. The persons named in the proxy will vote for the individuals nominated by the Board of Directors.

   The Board of Directors is not aware of any other matters that will come before the meeting. However, if any other proper business should come before the meeting, your proxy, if signed and returned, will give to the persons designated in it discretionary authority to vote according to their best judgment.

                        DIRECTORS CONTINUING IN OFFICE
-------------------------------------------------------------------------------

   The seven persons named below are now serving as directors of the Company for terms expiring at the annual meetings in 2001 and 2002 as indicated. Their principal occupations during the past five or more years, positions with the Company, directorships in other companies, ages, and beneficial ownership of shares, including restricted shares, share units, and of exercisable options to purchase shares of the Company at December 31, 1999, appear in that order after their names. As used below "restricted stock" refers to non-transferable stock issued pursuant to the John Deere Equity Incentive Plan or the Nonemployee Director Stock Ownership Plan, which is subject to risk of forfeiture if certain conditions are not met. "Share units" represent director compensation and earnings thereon deferred pursuant to the Nonemployee Director Deferred Compensation Plan and valued as if invested in shares of the Company. No director continuing in office owned beneficially more than .5% of the shares outstanding on December 31, 1999.

                   TERMS EXPIRING AT ANNUAL MEETING IN 2001

   Mr. Hans W. Becherer Chairman and Chief Executive Officer of Deere & Company since 1990; prior thereto, President. Director of Deere & Company since 1986; Chair of Executive Committee. Director of Honeywell International Inc., The Chase Manhattan Corporation and Schering-Plough Corporation. Age 64. Shares owned, 230,974 (includes 75,626 shares of restricted stock); and shares under exercisable option, 754,132.

   Mr. Antonio Madero B. Chairman, President, and Chief Executive Officer of SANLUIS Corporacion, S.A. de C.V. (automotive components manufacturing and mining) since 1979. Director of Deere & Company since 1997; member of Audit Review and Pension Plan Oversight Committees. Director of Federal-Mogul Corporation, a variety of corporations in Mexico and a member of the International Advisory Council of The Chase Manhattan Corporation. Age 62. Shares owned, 2,293 (includes 2,293 shares of restricted stock). Share units owned 2,879.

   Mr. John R. Stafford Chairman, President, and Chief Executive Officer of American Home Products Corporation (pharmaceuticals, consumer health care, and agricultural products) since 1986. Director of Deere & Company since 1997; Chair of Committee and Special Subcommittee on Compensation and member of Corporate Governance and Executive Committees. Director of American Home Products Corporation, Bell Atlantic Corporation, Honeywell International Inc. and The Chase Manhattan Corporation. Age 62. Shares owned, 9,444 (includes 2,444 shares of restricted stock). Share units owned 1,849.

   Mr. John R. Walter Chairman of Manpower Inc. (temporary staffing) since April 1999; President and Chief Operating Officer of AT&T Corp. (telecommunications) from November 1996 to July 1997; prior thereto, Chairman and Chief Executive Officer of R. R. Donnelley & Sons Company (print and digital information management, reproduction, and distribution). Director of Deere & Company since 1991; member of Committee and Special Subcommittee on Compensation and Corporate Governance Committee. Director of Abbott Laboratories, Celestica Inc., LaSalle Partners Incorporated, Manpower Inc. and Prime Capital Corporation. Age 52. Shares owned, 5,894 (includes 4,994 shares of restricted stock).

                   TERMS EXPIRING AT ANNUAL MEETING IN 2002

   Mr. John R. Block President of Food Distributors International (formerly the National-American Wholesale Grocers' Association) since 1986; prior thereto, United States Secretary of Agriculture. Director of Deere & Company since 1986; member of Committee and Special Subcommittee on Compensation and Pension Plan Oversight Committee. Director of Archer-Daniels-Midland Company and Hormel Foods Corporation. Age 64. Shares owned, 6,194 (includes 5,594 shares of restricted stock). Share units owned 7,084.

   Prof. Regina E. Herzlinger Nancy R. McPherson Professor of Business Administration at the Harvard Business School since 1971. Director of Deere & Company since 1993; member of Audit Review and Corporate Governance Committees. Director of Cardinal Health, Inc., C. R. Bard, Inc. and Schering-Plough Corporation. Age 56. Shares owned, 5,594 (includes 5,594 shares of restricted stock). Share units owned 6,799.

   Dr. Arnold R. Weber President Emeritus of Northwestern University, Evanston, Illinois since 1998; Chancellor 1995-1998; prior thereto, President. Director of Deere & Company since 1994; member of Committee and Special Subcommittee on Compensation and Pension Plan Oversight Committee. Director of Aon Corporation, Burlington Northern Santa Fe Corporation, Diamond Technology Partners Incorporated, Pepsico, Inc. and Tribune Company. Age 70. Shares owned, 5,294 (includes 4,694 shares of restricted stock). Share units owned 1,063.

                NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
-------------------------------------------------------------------------------

   The five persons named below are the executive officers named in the Summary Compensation Table who are not directors of the Company. Their positions with the Company during the past five or more years, ages and beneficial ownership of shares, including restricted shares and of exercisable options to purchase shares of the Company at December 31, 1999, appear in that order after their names. As used below "restricted stock" refers to non-transferable stock, issued pursuant to the John Deere Restricted Stock Plan or the John Deere Equity Incentive Plan, which is subject to risk of forfeiture if certain conditions are not met. No named executive officer owned beneficially more than .2% of the shares outstanding on December 31, 1999.

   Mr. Bernard L. Hardiek Retired President, Worldwide Agricultural Equipment Division since September 1999; President, Worldwide Agricultural Equipment Division 1995-1999; prior thereto, Executive Vice President. Age 59. Shares owned, 80,588 (includes 25,052 shares of restricted stock and 34,605 shares over which Mr. Hardiek shares the power over voting and disposition); and shares under exercisable option 312,934.

   Mr. Pierre E. Leroy President, Worldwide Construction Equipment Division since January 1996; prior thereto, Senior Vice President and Chief Financial Officer. Age 51. Shares owned, 105,868 (includes 67,626 shares of restricted stock); and shares under exercisable option 240,926.

   Mr. Fred F. Korndorf President, Worldwide Commercial and Consumer Equipment Division and Deere Power Systems Group since January 1996; President, Worldwide Industrial Equipment Division 1995-1996; prior thereto, Senior Vice President. Age 50. Shares owned, 88,155 (includes 67,239 shares of restricted stock); and shares under exercisable option 280,486.

   Mr. Joseph W. England Senior Vice President since 1981. Age 59. Shares owned, 70,011 (includes 21,999 shares of restricted stock and 5,412 shares over which Mr. England shares the power over voting and disposition); and shares under exercisable option 231,402.

   Mr. John K. Lawson Senior Vice President since 1996; prior thereto, President, Worldwide Lawn & Grounds Care Division and Deere Power Systems Group. Age 59. Shares owned, 62,345 (includes 20,338 shares of restricted stock and 9,718 shares over which Mr. Lawson shares the power over voting and disposition); and shares under exercisable option 258,374.

   At December 31, 1999, directors and executive officers as a group (20 persons), had a beneficial interest in an aggregate of 3,102,513 shares (1.31%) of common stock of the Company. This total includes: 389,139 shares held with sole power over voting and disposition; 33,413 shares held with shared power over voting or disposition; 191,024 shares of restricted stock under the John Deere

Restricted Stock Plan; 223,995 shares of restricted stock under the John Deere Equity Incentive Plan; 41,820 shares of restricted stock under the Nonemployee Director Stock Ownership Plan; and 2,223,122 shares represented by exercisable stock options.

                        CERTAIN BUSINESS RELATIONSHIPS
-------------------------------------------------------------------------------

   Mr. Thomas H. Patrick is an Executive Vice President, Chairman of the Special Advisory Services Group and a Member of the Office of the Chairman of Merrill Lynch & Co., Inc. During fiscal 1999, the Company engaged Merrill Lynch & Co., Inc. and certain of its subsidiaries to provide, in the ordinary course of business, investment banking, financial advisory and other services. The Company expects to engage such firm for similar services during fiscal 2000.

                    PRINCIPAL HOLDERS OF VOTING SECURITIES
-------------------------------------------------------------------------------

   Listed below are certain persons who, to the knowledge of the Company, own beneficially more than five percent of the Company's Common Stock. This information is based on information supplied by such persons and in reports of institutional investment managers filed with the Securities and Exchange Commission.

   As of September 30, 1999, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071 ("Capital"), held 19,325,000 shares (or approximately 8.3%) of the Company. Capital is not the ultimate owner of these shares, but holds them on behalf of institutional investors. Capital disclaims beneficial ownership of such shares and has no voting power with respect to such shares. Capital has the sole power to dispose or direct the disposition of such shares.

   As of September 30, 1999, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109-3614, beneficially owned, on behalf of its subsidiaries Fidelity Management & Research Company and Fidelity Management Trust Company, 14,669,660 shares (or approximately 6.3%) of the Company. This number includes: 13,925,400 shares beneficially owned by Fidelity Management & Research Company, as a result of its serving as investment adviser to various registered investment companies and funds; and 744,260 shares beneficially owned by Fidelity Management Trust Company, as a result of its serving as investment manager for institutional accounts. FMR Corp.'s beneficial ownership of Company shares arises in the context of passive investment activities only by various institutional investment accounts managed by FMR Corp. and its subsidiaries. FMR Corp. has sole voting power with respect to 744,260 shares and sole dispositive power with respect to all the shares it beneficially owns.

                                  COMMITTEES
-------------------------------------------------------------------------------

   The Board of Directors of the Company, which met nine times during the 1999 fiscal year, has delegated some of its authority to six committees of the Board. These are the Executive Committee, the Committee on Compensation, the Special Subcommittee of the Committee on Compensation, the Corporate Governance Committee, the Audit Review Committee, and the Pension Plan Oversight Committee. During the 1999 fiscal year, all of the directors, except Mr. Johnson and Mr. Madero, attended 75% or more of the meetings of the Board of Directors and Committees on which they served.

   The Committee on Compensation, which met three times during the 1999 fiscal year, currently consists of John R. Stafford (Chair), John R. Block, Samuel C. Johnson, William A. Schreyer, John R. Walter, and Dr. Arnold R. Weber. The Committee has responsibility with respect to compensation matters involving senior officers of the Company.

   The Special Subcommittee of the Committee on Compensation, which met three times during the 1999 fiscal year, currently consists of John R. Stafford (Chair), John R. Block, William A. Schreyer, John R. Walter, and Dr. Arnold R. Weber. The Subcommittee was established to assure continued compliance with regulations regarding executive compensation approval and consists of directors who are independent of the Company. The Subcommittee has responsibility for reviewing and approving compensation plans, grants, and awards involving officers of the Company. The Subcommittee also may consider such other matters as are referred to it by the Committee on Compensation.

   The Corporate Governance Committee, which met twice during the 1999 fiscal year, currently consists of William A. Schreyer (Chair), Regina E. Herzlinger, Samuel C. Johnson, John R. Stafford, and John R. Walter. The responsibilities of the Corporate Governance Committee are to recommend and monitor policies and procedures relating to corporate governance, to recommend to the Board individuals for nomination or election to the Board, to ensure that the Chair periodically reviews the Company's plans regarding succession of senior management with the Committee and with all other independent directors, to make recommendations concerning the size, composition, committee structure, and fees for the Board and criteria relating to tenure and retention of directors and to review and report to the Board on the performance and effectiveness of the Board. The Committee will consider individuals recommended for nomination by stockholders in accordance with the procedures described under "Stockholder Proposals and Nominations."

   The Pension Plan Oversight Committee, which met twice during the 1999 fiscal year, currently consists of Arthur L. Kelly (Chair), John R. Block, Leonard A. Hadley, Antonio Madero B., and Dr. Arnold R. Weber. The Committee reviews asset allocation, actuarial assumptions, funding policies, and the performance of trustees, investment managers, and actuaries, for the Company's pension and retirement plans. The Committee also has authority to make substantive amendments and modifications to the pension and retirement plans. The Committee reports to the Board on its activities.

   The Audit Review Committee, which met twice during the 1999 fiscal year, currently consists of Leonard A. Hadley (Chair), Regina E. Herzlinger, Arthur
L. Kelly, and Antonio Madero B. The Committee recommends to the Board a firm of independent certified public accountants to audit the annual financial statements, approves in advance the scope of the audit, reviews the independence of the certified public accountants, reviews with the independent auditors the financial statements and their audit report, consults with the internal audit staff and reviews management's administration of the system of internal accounting controls, and reviews the Company's procedures relating to business ethics. The Committee reports to the Board on its activities and findings.

   In accordance with the recommendation of the Audit Review Committee, the firm of Deloitte & Touche llp has been appointed by the Board of Directors as independent certified public accountants to examine the financial statements of the Company for the 2000 fiscal year. A representative of Deloitte & Touche llp is expected to be present at the stockholders' meeting; this individual will have an opportunity to make a statement and will be available to respond to appropriate questions.

                           COMPENSATION OF DIRECTORS
-------------------------------------------------------------------------------

   Directors who are not employees of the Company receive a single annual retainer of $60,000 for serving as directors. There are no additional committee retainers or meeting fees. Directors may elect to defer a part or all of their annual retainers pursuant to the Company's Nonemployee Director Deferred Compensation Plan. Deferrals are invested in an interest-bearing account or in a Company stock equivalent investment alternative at the election of the director.

   Effective in December 1999, nonemployee directors are awarded $60,000 of restricted shares of common stock of the Company upon election to the Board and annually thereafter. Previously, upon election and each re-election to the Board, nonemployee directors were awarded 1,800 restricted shares of the Company for each three-year term. The restricted stock award was modified based on an assessment of competitive total compensation for outside directors. A person who becomes a nonemployee director between annual meetings or who serves a partial term will receive a prorated grant. The restricted shares may not be sold, pledged, assigned, gifted, or otherwise alienated or hypothecated and are subject to forfeiture until the expiration of the restriction period, which ends upon the nonemployee directors' retirement from the Board, permanent and total disability, death or a change in control of the Company. While the restrictions are in effect, the nonemployee directors are entitled to vote the shares and receive dividends.

                           -------------------------

   The report of the Committee on Compensation and the performance graph that follow shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the information by reference, and shall not otherwise be deemed filed under such Acts.

                           -------------------------

                           COMMITTEE ON COMPENSATION
                       REPORT ON EXECUTIVE COMPENSATION
-------------------------------------------------------------------------------

Compensation Philosophy

   The Committee on Compensation of the Board (the "Committee") is committed to providing a total compensation program that supports the Company's business strategy and culture, and creates a commonality of interest with the Company's stockholders. The Committee is responsible for the oversight of executive compensation and reviews the Company's compensation program on an ongoing basis. No member of the Committee is a former or current officer of the Company or any of its subsidiaries.

   The overall philosophy of the Committee regarding executive compensation can be summarized as follows:

  . Provide a target total reward opportunity that is sufficiently competitive to attract and retain high caliber executives. In general, this involves a target total pay structure that is between the median and 75th percentile of pay levels available at a comparable group of large, diversified companies;

  . Link a meaningful portion of the total compensation opportunity to performance-based incentives consistent with the creation of stockholder value and the Company's long-term strategic goals;

  . Provide for meaningful risk as well as reward in order to penalize substandard performance while encouraging superior performance and recognizing the cyclical nature of the Company's core businesses;

  . Provide flexibility to recognize, differentiate and reward individual performance; and

  . Structure the program to be positively regarded by the Company's stockholders, employees, the financial community and the public in general, as well as by the eligible executive management.

   The Revenue Reconciliation Act of 1993 placed certain limits on the tax deductibility of non-performance-based executive compensation. The Committee intends that, to the extent practicable, executive compensation be deductible for federal income tax purposes provided doing so would be consistent with the other compensation objectives. For this reason, at the 1995 annual meeting stockholders approved the John Deere Performance Bonus Plan (the "Bonus Plan") and the John Deere Equity Incentive Plan (the "Equity Incentive Plan"). One of the requirements for continued tax deductibility is stockholder re-approval of the material terms of the performance goals no later than five years following the year in which stockholders last approved the goals. In accordance with these requirements, the Committee recommends that stockholders approve the John Deere Omnibus Equity and Incentive Plan (the "Omnibus Plan") and re-approve the material terms of the performance goals of the Bonus Plan and the Equity Incentive Plan. Each of these plans was designed to meet the compensation objectives and to comply with the requirements for tax deductibility.

   The specific practices surrounding each component of the Company's executive compensation program are described in the following paragraphs.

Base Salary

   It is the Committee's policy to position the base salaries of the Company's executives at approximately the median level of base salaries provided to comparable positions within a peer group of companies which share some combination of the following characteristics with the Company: comparable sales volumes; similar products and services; a similar commitment to manufacturing as a core activity; and a comparable global presence. Currently, this peer group consists of 30 companies, one of which is also included among the eight companies that comprise the S&P Diversified Machinery Group Index used in the performance graph following this report. It is the Committee's view that this larger peer group provides a more appropriate and reliable benchmark for assessing competitive levels of compensation than the limited number of companies within the S&P Diversified Machinery Group Index.

   The Committee annually reviews the base salary of each executive officer of the Company, including Mr. Becherer, the Chief Executive Officer ("CEO"). In determining salary adjustments for the Company's executives (including Mr. Becherer and the other executive officers named in the Summary Compensation Table), the Committee takes into consideration various factors, including individual performance; the financial and operational performance of the activities directed by the executive (including profitability under prevailing business conditions, performance against budget, customer satisfaction, and innovation); experience; time in position; future potential; responsibility; and the executive's current salary in relation to the executive's salary range and the median salary practices of the peer group. These factors are considered subjectively in the aggregate and none of the factors is accorded a specific weight. In selected cases, other factors may also be considered. Peer group salary data for comparable-level positions are provided annually to the Committee by an outside compensation consultant.

   For fiscal 1999, the base salaries of Mr. Becherer and the other executive officers named in the Summary Compensation Table were essentially equal to the peer group median and generally consistent with the base salary philosophy established by the Committee. No salary increase was awarded to Mr. Becherer for fiscal 1999. Mr. Becherer received a base salary of $1,042,313 for fiscal 1998 and $1,029,789 for fiscal 1999.

Short-Term Incentives

   A substantial portion of the Company's executive compensation package is contingent upon the Company attaining preestablished financial goals under the Bonus Plan. Each year in which these goals are achieved, the compensation of all salaried employees (including Mr. Becherer and the other executive officers named in the Summary Compensation Table) is supplemented by fiscal year-end payments under the Bonus Plan. The amount of these payments (if any) depends upon the Company's pre-bonus and pre-extraordinary item return on average assets for the year, the position and salary of the employee and any other performance goals established by the employee's division. In addition, the Committee can decrease or eliminate awards to designated senior officers of the Company, and can increase or decrease awards to other salaried employees.

   When added to base salary, target awards under the Bonus Plan for the Company's executives are structured to provide median annual cash compensation relative to the peer group companies. The target award is 75% of base salary for the CEO and 54% of base salary for other senior officers. For 1999, the maximum annual performance bonus for executive officers under the Bonus Plan was available if the return on consolidated assets was 11.5% or more; no bonus payment was available for executive officers if the return on consolidated assets was below 5%. For 1999 the Company's return on average consolidated assets calculated in accordance with the Bonus Plan was 3.51%. Accordingly, for 1999, Mr. Becherer and the executive officers received no annual performance bonus payment. Bonus payments were made to employees of business units that met or exceeded the unit's performance goals.

   For fiscal 2000, the target award under the Bonus Plan is 100% of base salary for the CEO and 60% to 65% of base salary for other senior officers. Also for fiscal 2000, the return on asset calculation has been revised to take into account growth through acquisitions. In addition, cost reduction has been added as a performance goal and the equipment divisions have each also established goals based on increasing sales or market share. Subject to minimum thresholds, the cost reduction goal provides the potential for a bonus payment regardless of the business cycle. For fiscal 2000, the maximum return on assets goal is 10.5%. Bonuses available for the cost reduction and division goals are limited only by the Bonus Plan maximum bonus per participant. No bonus payment is available if minimum performance thresholds are not achieved.

   In addition to the above performance Bonus Plan payments, the CEO is authorized to grant discretionary bonuses to selected employees in recognition of outstanding achievement. Such bonuses may not exceed 20% of annual base salary except in highly unusual circumstances. No such discretionary bonuses were granted for fiscal 1999.

Long-Term Incentives

   The Company's long-term incentives for executive officers have been comprised of annual grants of market-priced and premium-priced stock options under the Option Plan and biennial grants of equity incentive restricted shares under the Equity Incentive Plan. Grants under these plans are intended to promote the creation of sustained stockholder value, encourage ownership of Company stock, foster teamwork and retain high caliber executives.

   Under the Equity Incentive Plan, approved by stockholders in 1995, executives received periodic grants of Company stock subject to vesting and forfeiture provisions based on Company achievement of long-term performance goals established by the Committee. It is the Committee's view that the addition of performance features to the executive stock grants in the Equity Incentive Plan serves to promote greater focus on actions that enhance stockholder value.

   Under each plan, grants to executives are based on criteria established by the Committee, including responsibility level, base salary, current market practice and the market price of the Company's stock at the time of grant. Grant guidelines for market-priced options and equity incentive shares are established for all participants (including Mr. Becherer) with the objective of providing a target total compensation opportunity, including base salary and the target annual profit sharing bonus, equal to the median of the peer group. Depending on stock price performance and Company performance, actual total compensation for any given year could be at, above or below the median of the peer group. The number of options or restricted shares previously granted to or held by an executive is not a factor in determining individual grants.

   Subject to stockholder approval of the Omnibus Plan, the Committee made the final biennial target award of equity incentive shares to executive officers early in fiscal 1999. Vesting of these shares is conditioned on the Company satisfying performance goals based on revenue growth and return on assets over the four fiscal years commencing November 1, 1998. During fiscal 1999, Mr. Becherer was awarded 46,111 shares of equity incentive stock. If any of the target shares are not vested within four years of the grant, such shares are automatically forfeited. Depending on Company performance above target goals over the performance periods, the Committee may award bonus equity incentive shares to executive officers with respect to the fiscal 1997 and fiscal 1999 target grants. Stockholders are being asked to re-approve the performance goals of the Equity Incentive Plan so that such bonus awards, if any, qualify as performance-based compensation for tax deductibility.

   Beginning in fiscal 1995, to further sharpen the focus on, and strengthen, the commonality of interest between senior management and the Company stockholders, the "core" compensation program for the Company's senior officers was supplemented with grants by the Committee of premium-priced stock options with exercise prices in excess of the market price of the Company's stock on the date of grant. Grants of premium-priced options were structured to provide a target total compensation opportunity for participants approximately equal to the 60th to 70th percentile of the peer group when added to the median peer group level of the other components of compensation.

   In order to continue to achieve the grant guidelines for market-priced options, during fiscal 1999 grants of stock options to senior officers were comprised of approximately one-half market-priced stock options and one-half premium-priced stock options. The market-priced stock options are not exercisable until one to two years after grant and have a ten-year term. The premium exercise price was set at 150% of the 90 day average price for the Company's shares prior to the grant. The premium-priced options have a ten year term and their exercise prior to an extended future date depends on the Company's shares achieving a market price equal to or greater than the premium exercise price for ten consecutive trading days within five years from grant. If any of the premium-priced options granted in fiscal 1999 are not exercisable within five years of the grant, such options become exercisable for three months, then they terminate. In recognition of his performance and in anticipation of a successful succession transition, Mr. Becherer received in fiscal 1999 a front-loaded grant of 422,690 market-priced options and 422,690 premium-priced options.

   Beginning in fiscal 2000, grants of market-priced options which vest over several years will be the primary vehicle for long-term incentive awards. Market-priced options are viewed as a method of providing an incentive opportunity throughout the business cycle and are easier to compare with the peer group and employment marketplace. Also beginning in fiscal 2000, the target total compensation opportunity for executives, including base salary, performance bonus and market-priced options, is approximately equal to the 65th to 75th percentile of the peer group. In December 1999, the long-term incentive award to senior executives consisted solely of market-priced options which vest in one to three years. Subject to approval of the Omnibus Plan by stockholders, future annual market-priced option grants will be made to executives under the Omnibus Plan. The Committee also resolved to recognize, differentiate and reward individual performance to a greater degree.

   In addition to the long-term incentives for executive officers described above, in December 1998 the Committee approved a one-time grant of 46,111 shares of restricted stock under the Restricted Stock Plan to each of the five senior operating officers of the Company other than Mr. Becherer. This grant is intended as a combination retention plan and communication of the importance to the Company of their continued service to ensure a smooth transition in Company leadership. The restricted shares vest in four equal annual increments beginning in December 2000 and are subject to possible forfeiture in the event of termination or resignation from the Company prior to vesting.

   Finally, during fiscal 1998, the Committee introduced revised stock ownership guidelines for members of the Company's senior management team to encourage the retention of stock acquired through the Company's various equity incentive plans. These guidelines are based on a multiple of each officer's base salary.

CEO Compensation

   Mr. Becherer has been Chairman and CEO of the Company since May 1990. Mr. Becherer's base salary, annual performance bonus and option and equity incentive stock grants have been targeted to provide total compensation, assuming achievement of targeted levels of Company performance, approximately equal to the 65th percentile of CEO compensation of the peer group companies. In fiscal 1999, Mr. Becherer's total compensation exceeded this level due to the front-loaded grant of options made in recognition of his decade of superior leadership as CEO. Mr. Becherer's fiscal 1999 cash compensation fell significantly below target levels due to no salary increase and no payout under the Bonus Plan. As explained above, the availability of a fiscal 1999 bonus payment was based exclusively on return on assets and payout levels established by the Committee at the beginning of the year, as determined by actual 1999 results. It is the Committee's view that this relationship between pay and performance is appropriate and serves stockholders' interests.

                           Committee on Compensation
                             John R. Stafford (Chair)
                             John R. Block
                             Samuel C. Johnson
                             William A. Schreyer
                             John R. Walter
                             Dr. Arnold R. Weber

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                   AMONG DEERE & COMPANY, THE S&P 500 INDEX
                 AND THE S&P DIVERSIFIED MACHINERY GROUP INDEX
-------------------------------------------------------------------------------

   The following performance graph compares cumulative total return for Company stockholders over the past five fiscal years against the cumulative total return of the Standard & Poor's 500 Stock Index, and against the Standard & Poor's Diversified Machinery Group Index. The graph assumes $100 is invested in Company stock and each of the other two indices at the closing market quotation on October 31, 1994 and that dividends are reinvested. The stock price performance shown on the graph is not necessarily indicative of future price performance.


               1994      1995      1996      1997      1998      1999
----------------------------------------------------------------------
Deere & Co.  100.00    128.44    184.43    236.52    162.56    169.39
S&P Mach.    100.00    105.66    134.10    185.16    153.16    183.71
S&P 500      100.00    126.44    156.91    207.30    252.89    317.80
----------------------------------------------------------------------

                      COMPENSATION OF EXECUTIVE OFFICERS
-------------------------------------------------------------------------------

   The following table shows the remuneration from the Company and its subsidiaries during the past three fiscal years to the Company's Chief Executive Officer (the "CEO") and each of the five most highly compensated executive officers of the Company other than the CEO:

                          SUMMARY COMPENSATION TABLE

                               Annual Compensation         Long-Term Compensation
                              --------------------- -------------------------------------
                                                              Awards            Payouts
                                                    -------------------------- ----------
                                                    Restricted   Securities
                                                      Stock      Underlying       LTIP       All Other
      Name and         Fiscal Salary(1)   Bonus(2)  Awards(3)  Options/SARs(4) Payouts(5) Compensation(6)
 Principal Position     Year     ($)        ($)        ($)           (#)          ($)           ($)
---------------------------------------------------------------------------------------------------------
Hans W. Becherer,       1999  $1,029,789 $        0 $1,501,489     845,380     $        0    $120,933
Chairman & Chief        1998  $1,042,313 $1,487,511 $        0     191,149     $1,333,600    $ 71,352
Executive Officer       1997  $  921,558 $1,342,500 $1,254,388      75,000     $        0    $ 42,637

Bernard L. Hardiek,     1999  $  411,443 $        0 $  514,781      97,391     $        0    $ 22,927
President, Worldwide    1998  $  449,822 $  477,184 $        0      66,726     $  424,289    $ 18,838
Agricultural Division
 (7)                    1997  $  416,583 $  429,878 $  409,912      20,000     $        0    $ 11,083

Pierre E. Leroy,        1999  $  406,245 $        0 $1,925,193      82,270     $        0    $ 48,386
President, Worldwide    1998  $  393,341 $  403,604 $        0      54,792     $  368,955    $ 34,234
Construction Division   1997  $  355,300 $  348,381 $  361,378      19,000     $        0    $ 18,667

Fred F. Korndorf,       1999  $  395,681 $        0 $1,925,193      82,270     $        0    $ 54,094
President, Worldwide    1998  $  388,231 $  402,272 $        0      53,792     $  318,143    $ 42,197
Commercial and          1997  $  352,335 $  338,436 $  344,930      19,000     $        0    $ 30,919
Consumer Division

Joseph W. England,      1999  $  385,957 $        0 $  411,785      74,730     $        0    $ 30,027
Senior Vice             1998  $  386,882 $  401,944 $        0      51,397     $  444,783    $ 25,410
President               1997  $  373,812 $  370,260 $  397,502      18,000     $        0    $ 18,637

John K. Lawson,         1999  $  374,463 $        0 $  385,377      72,333     $        0    $ 48,739
Senior Vice             1998  $  362,937 $  375,276 $        0      49,695     $  414,562    $ 44,842
President               1997  $  350,057 $  344,594 $  361,378      17,000     $        0    $ 30,758
---------------------------------------------------------------------------------------------------------

(1) Amounts shown include cash and non-cash compensation earned and received by the executive officer as well as amounts earned but deferred at the election of the officer.

(2) Each year in which earnings goals are reached, the compensation of salaried employees is supplemented by fiscal year-end cash bonus payments. The amount of the bonus (if any) for the past three fiscal years depended upon the pre-bonus and pre-extraordinary item return on average assets for the year, the position and salary of the employee and any other performance goals established by the employee's division.

(3) The 1999 amounts reported in the table represent grants under the John Deere Equity Incentive Plan and the John Deere Restricted Stock Plan. The vesting of shares under the Equity Incentive Plan is conditioned on satisfying performance goals based on growth of the Company's revenues and return on the Company's assets over the performance periods established by the Committee. The shares granted under the Restricted Stock Plan vest in four equal annual increments beginning in December 2000 and are subject to possible forfeiture in the event of termination or resignation from the Company prior to vesting. The amounts for Mr. Hardiek represent the reduced amounts actually received upon his retirement. No restricted stock awards were made to the named executive officers during fiscal 1998. The amounts in the table represent the closing market value of the shares granted on the date of grant, without giving effect to the diminution in value attributable to the restrictions and performance conditions on such stock. Dividends are paid on the restricted shares at the same time and rate as dividends paid to stockholders of unrestricted shares. At October 31, 1999, the total number and market value (based on the closing market price on October 29, 1999) of shares of restricted stock, including the Equity Incentive shares reported above, held by each of the named executive officers were as follows: Mr. Becherer (75,626; $2,741,442); Mr. Hardiek (25,052; $908,135); Mr. Leroy (67,626; $2,451,442); Mr. Korndorf (67,239;
$2,437,414); Mr. England (21,999; $797,464); and Mr. Lawson (20,338;
$737,252).

(4) The 1999 and 1998 amounts represent the total of market-priced options and premium-priced options granted in December 1998 and December 1997, respectively. The 1997 amounts represent market-priced options granted in December 1996. Additional details on the fiscal 1999 grant are included in the "Option/SAR Grants In Last Fiscal Year" table that follows.

(5) The payouts for 1998 represent the award of bonus shares under the John Deere Equity Incentive Plan approved by stockholders at the 1995 annual meeting. Under the Equity Incentive Plan, if the Company exceeds the performance goals established by the Committee at the beginning of a performance period, participants may receive bonus stock awards based on the percentage over the performance target achieved by the Company for the performance period. The amounts in the table represent the average of the high and low market values of the bonus shares on the date of grant.

(6) Amounts shown for 1999 consist of: (i) vested Company contributions to the Company 401(k) Savings and Investment Plan during the fiscal year for each of the named executive officers of $10,000; and (ii) above-market earnings on deferred compensation for Mr. Becherer $110,933, Mr. Hardiek $12,927, Mr. Leroy $38,386, Mr. Korndorf $44,094, Mr. England $20,027, and Mr. Lawson $38,739. The contribution to the Company's 401(k) Savings and Investment Plan for all employees during the past fiscal year was $47,774,179.

(7) Mr. Hardiek retired as President, Worldwide Agricultural Division in September 1999.

   The following table shows information concerning individual grants of stock options made during fiscal 1999 to each of the named executive officers of the Company and the potential realizable values of the grants assuming annually compounded stock price appreciation rates of five and ten percent per annum respectively, over the option term. The five and ten percent rates of appreciation are set by the rules of the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, of the Company's stock price.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                         Potential Realizable
                                                                                Value
                                                                          at Assumed Annual
                                                                               Rates of
                                                                             Stock Price
                                                                           Appreciation For
                                       Individual Grants                    Option Term(7)
                         ---------------------------------------------- ----------------------
                           Number of    % of Total
                          Securities   Options/SARs Exercise
                          Underlying    Granted to  or Base
                         Options/SARs  Employees in  Price   Expiration     5%         10%
       Name              Granted(1)(#) Fiscal Year   ($/Sh)   Date(5)      ($)         ($)
----------------------------------------------------------------------------------------------
Hans W. Becherer........    422,690(2)    9.13%      $32.53   12/9/08   $8,647,368 $21,914,127
                            422,690(3)    9.13%      $50.97       (6)   $  852,964 $14,119,724
Bernard L. Hardiek......     51,234(4)    1.11%      $32.53   12/9/08   $1,048,142 $ 2,656,198
                             46,157(3)    1.00%      $50.97       (6)   $   93,142 $ 1,541,849
Pierre E. Leroy.........     43,826(4)    0.95%      $32.53   12/9/08   $  896,590 $ 2,272,135
                             38,444(3)    0.83%      $50.97       (6)   $   77,578 $ 1,284,200
Fred F. Korndorf........     43,826(4)    0.95%      $32.53   12/9/08   $  896,590 $ 2,272,135
                             38,444(3)    0.83%      $50.97       (6)   $   77,578 $ 1,284,200
Joseph W. England.......     37,365(4)    0.81%      $32.53   12/9/08   $  764,411 $ 1,937,168
                             37,365(3)    0.81%      $50.97       (6)   $   75,400 $ 1,248,157
John K. Lawson..........     37,365(4)    0.81%      $32.53   12/9/08   $  764,411 $ 1,937,168
                             34,968(3)    0.76%      $50.97       (6)   $   70,563 $ 1,168,087
----------------------------------------------------------------------------------------------

(1) Subject to plan restrictions, the exercise price and tax withholding obligations related to exercises of options granted in the period may be paid by delivery of already owned shares or by offset of the underlying shares. No stock appreciation rights (SARs) were granted during the fiscal year.


(2) Market-priced options 50% of which are exercisable between one and ten years after the date of grant and 50% of which are exercisable between two and ten years after the date of grant.

(3) In December 1998, senior executive officers were granted options with an exercise price set at 150% of the prior 90 day average closing price for the Company's shares. The options become exercisable when the price of the Company's shares on the New York Stock Exchange equals or exceeds the premium exercise price during each of ten consecutive trading days prior to December 9, 2003. If the price target is not achieved, the options become exercisable on December 9, 2003.

(4) Market-priced options exercisable between one and ten years after the date of grant.

(5) The options expire if employment by the Company of the option holder terminates during the term of the option for any reason other than for death, disability, or retirement pursuant to disability or retirement plans of the Company.

(6) If the price target described in footnote (3) above is achieved, the options expire on December 9, 2008. If the price target is not achieved, the options expire on March 9, 2004.

(7) The total potential realizable value for all stockholders as a group based on 233,764,895 outstanding shares as of October 31, 1999, would be $4,782,348,712 and $12,119,410,594 at the 5% and 10% assumed annual rate of appreciation, respectively. Mr. Becherer's total potential realizable value is 0.2% and 0.3% of the potential realizable value of all stockholders at the 5% and 10% assumed annual rates of appreciation, respectively. The total potential realizable value of all the named executives to that of all stockholders is 0.3% and 0.4% at the 5% and 10% assumed annual rates of appreciation, respectively.

   The following table shows information for the named executives concerning exercises of options and SARs during fiscal 1999 and the number and value of unexercised options (and tandem SARs) held at October 31, 1999:

    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                               OPTION/SAR VALUES

                                                    Number of Securities
                                                   Underlying Unexercised   Value of Unexercised In-
                           Shares                  Options/SARs at Fiscal    the- Money Options/SARs
                         Acquired on                   Year-End(1) (#)      at Fiscal Year-End(2) ($)
                          Exercise      Value     ------------------------- -------------------------
       Name                  (#)     Realized ($) Exercisable Unexercisable Exercisable Unexercisable
-----------------------------------------------------------------------------------------------------
Hans W. Becherer........       0         $ 0        542,787      988,742    $2,108,400   $1,572,407
Bernard L. Hardiek......       0         $ 0        261,700      144,117    $1,428,330   $  190,590
Pierre E. Leroy.........       0         $ 0        197,100      121,562    $  757,962   $  163,033
Fred F. Korndorf........       0         $ 0        236,660      121,562    $1,350,392   $  163,033
Joseph W. England.......       0         $ 0        194,037       75,913    $  759,209   $  138,998
John K. Lawson..........       0         $ 0        221,009      108,428    $1,177,584   $  138,998
-----------------------------------------------------------------------------------------------------

(1) Market-priced options and SARs awarded by the Company are not exercisable until one to two years after grant and have a ten-year term. Premium-priced options granted in December 1994 became exercisable in December 1998 when the total stockholder return goal for the four year performance period was satisfied. Premium-priced options granted in December 1997 and December 1998 may not be exercised until one year or more after the date of grant depending on if the price of the Company's shares on the New York Stock Exchange equals or exceeds the premium exercise price during each of ten consecutive trading days prior to the fifth anniversary of the grant date. If such price target is achieved, the options expire on the tenth anniversary of the grant date. If the price target is not achieved, the options become exercisable on the fifth anniversary of the grant date and expire three months thereafter.

(2) Represents the difference between the option exercise price and the closing market price for the Company's stock on October 31, 1999. The in-the-money options at October 31, 1999, pertain to the market-priced option grants in December of 1993, 1994, 1995, and 1998 with exercise prices of $23.56, $21.02, $34.13, and $32.53, respectively and the premium-priced option grant in December of 1994 with exercise prices of $28.39, $31.23, and $34.07. The closing market price for the Company's stock at the end of the 1999 fiscal year was $36.25.

                               PENSION BENEFITS

   Under the Company's pension program, employees in executive salary grades ("executives") are entitled to receive an annual pension determined by adding the amount obtained by multiplying 1.5% times the employee's number of years of non-executive service times average pensionable pay to the amount obtained by multiplying 2.0% times the number of years served as an executive times average pensionable pay, with a maximum annual pension of 66 2/3% of average pensionable pay. Average pensionable pay for employees participating in the executive program prior to 1997 is based on one of the following two options, as elected by the executive: (1) the executive's compensation for the five highest years, not necessarily consecutive, during the 10 years immediately prior to the date of retirement where compensation is calculated by adding the executive's salary to the larger of (a) the sum of short-term bonuses, or (b) any payments under the Company's long-term incentive plan, awards under the restricted stock plan, or after 1998 a prorated amount of awards under the equity incentive plan; or (2) the executive's compensation over his entire career with the Company where compensation is calculated by adding the executive's salary to any short-term bonuses. In addition, for salaried employees hired prior to 1997, career average compensation under the executive pension program generally will include the average of compensation from the five anniversary years prior to 1997 plus all future compensation until retirement with bonuses paid in 1992 through 1996 phased into the computation over five years. Effective January 1, 1997, for new participants in the executive program, average pensionable pay is based exclusively on the career average compensation formula described above. All amounts used in calculating average pensionable pay are determined before giving effect to any salary or bonus deferral under any plan sponsored by the Company.

   Salaried employees not entitled to the executive pension receive annual pension benefits determined by multiplying 1.5% times the employee's number of years of service times average pensionable pay. Average pensionable pay for employees hired prior to 1997 is based on one of the following two options, as elected by the employee: (1) the employee's salary for the five highest years during the 10 years immediately prior to the date of retirement; or (2) the employee's compensation over his entire career with the Company where compensation is calculated by adding the employee's salary to any bonus awarded under the Company's performance bonus plan. In addition, for employees hired prior to 1997, career average compensation generally will include the average of compensation from the five anniversary years prior to 1997 plus all future compensation until retirement with bonuses paid in 1992 through 1996 phased into the computation over five years. Effective January 1, 1997, average pensionable pay for new salaried employees not entitled to the executive pension is based exclusively on career average salary and performance bonuses. For salaried employees participating in the career average earning option, enhanced Company contributions to the employee's 401(k) retirement savings account will be made and, depending on the employee's years of service as of January 1, 1997, the minimum age to retirement with full benefits may be increased.

   The estimated annual pensions payable upon retirement at age 65 for each of the named executive officers of the Company is: Mr. Becherer, $1,393,997; Mr. Hardiek, $301,018; Mr. Leroy, $413,462; Mr. Korndorf, $414,847; Mr. England,
$448,206; and Mr. Lawson, $435,133. The estimated annual pensions shown are on a straight-life annuity basis and have been computed assuming (i) that the Company's pension plans are continued without further amendment; (ii) that each of the named officers (except for Mr. Hardiek who retired as an executive during 1999) continues as an executive of the Company until retirement at age 65; (iii) that salaries continue at 1999 levels; and
(iv) that bonuses are paid at target earnings goals. Pension benefits are not subject to deductions for social security benefits or other offset amounts.

                        CHANGE IN CONTROL ARRANGEMENTS

   The Company's Bonus Plan provides that employees as of the date of a change in control will be entitled to the greater of a bonus based on actual performance results to such date or their target bonus. The Equity Incentive Plan and Restricted Stock Plan provide that in the event of a change in control, unless otherwise determined by the Board, the value of restricted shares will be cashed out in an amount determined under the plans. The Omnibus Plan provides that in the event of a change in control, unless otherwise determined by the Board, all vesting requirements terminate, all stock options become exercisable for the remainder of their term, and the value of other awards will be cashed out in an amount determined under the Omnibus Plan. The Supplemental Pension Benefit Plan provides that, in the event of a change in control, participants who cease being Company employees will be eligible for benefits under such plan notwithstanding their age at termination of employment. In the event of certain changes in control, amounts deferred under the Company's Deferred Compensation Plan may become payable immediately or such plan may be modified to reflect the impact of the change in control.

                     STOCKHOLDER PROPOSALS AND NOMINATIONS
-------------------------------------------------------------------------------

   Proposals of stockholders submitted pursuant to Rule 14a-8 for inclusion in the proxy statement for the annual meeting of stockholders to be held February 28, 2001, must be received by the Company at its principal executive offices not later than September 21, 2000. This notice of the annual meeting date also serves as the notice by the Company under the advance notice Bylaw described below.

   Under the Company's Bylaws, a stockholder must give timely written notice to the Secretary of the Company of a nomination or before bringing any business before any annual or special meeting of stockholders. Stockholder proposals submitted other than pursuant to Rule 14a-8 for the annual meeting to be held February 28, 2001, must be received by the Secretary not earlier than October 31, 2000, and not later than November 30, 2000. The notice shall set forth for each matter a brief description of the business to be brought before the meeting, the reasons therefore, the name, address, class, and number of shares beneficially owned by, and any material interest of the stockholder making the proposal. Notice of a nomination shall set forth the name, address, and the class and number of shares owned by the stockholder making the nomination; the name, age, business, and residence addresses and principal occupation of the nominee and the number of shares beneficially owned by, and such other information concerning, the nominee as would be required to be disclosed in the solicitation of proxies for election of directors under Regulation 14A under the Securities Exchange Act of 1934, as amended. The recommendation must also be accompanied by the consent of the individual to be nominated, to be elected and to serve. The Company may require any nominee to furnish such other information as may reasonably be required to determine the eligibility of the nominee. Persons who are age 70 or older are not eligible for election to the Board. Directors of the Company are required to tender their resignation from the Board upon any material change in their occupation, career or principal business activity, including retirement.

   Stockholder proposals and recommendations for nomination as a director should be submitted in writing to the Secretary of the Company, Deere & Company, One John Deere Place, Moline, Illinois 61265, who will submit them to the Board or the Corporate Governance Committee, as applicable, for its consideration.

                             COST OF SOLICITATION
-------------------------------------------------------------------------------

   The Company will bear the cost of soliciting proxies in the form enclosed. In addition to solicitation by mail, arrangements have been made with brokerage houses, nominees, and other custodians and fiduciaries to send proxy material to their principals and the Company will reimburse them for their expenses in doing so. The Company has engaged Georgeson Shareholder Communications Inc. to solicit proxies held by brokers and nominees at a cost of $14,000 plus out-of-pocket expenses. Proxies also may be solicited personally or by telephone or telegraph by directors, officers, and a few regular employees of the Company in addition to their usual duties. They will not be specially compensated for these services.

                                     For the Board of Directors,
                                     /s/ Michael A. Harring
                                     ----------------------------
                                     Michael A. Harring
                                     Secretary

Moline, Illinois
January 19, 2000

                                                                      EXHIBIT A

                 JOHN DEERE OMNIBUS EQUITY AND INCENTIVE PLAN
-------------------------------------------------------------------------------

Article I--General

1.1 Purpose

   Deere & Company, a Delaware corporation (the "Corporation"), hereby adopts, subject to stockholder approval, this plan which shall be known as the JOHN DEERE OMNIBUS EQUITY AND INCENTIVE PLAN (the "Plan"). The Corporation and its Subsidiaries are severally and collectively referred to hereinafter as the "Company." The purpose of the Plan is to foster and promote the long-term financial success of the Company and materially increase stockholder value by:
(a) strengthening the Company's capability to develop, maintain, and direct an outstanding employee team; (b) motivating superior performance by means of long-term performance related incentives; (c) encouraging and providing for obtaining an ownership interest in the Company; (d) attracting and retaining outstanding talent by providing incentive compensation opportunities competitive with other major companies; and (e) enabling eligible employees to participate in the long-term growth and financial success of the Company.

1.2 Administration

   (a) The Plan shall be administered by and under the direction of the Board Committee on Compensation of the Corporation or such other committee of directors as is designated by the Board of Directors of the Corporation (the "Committee"), which shall consist of two or more members. The members shall be appointed by the Board of Directors, and any vacancy on the Committee shall be filled by the Board of Directors.

   (b) Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to: (i) select from eligible employees of the Company, those who shall participate in the Plan (a "Participant" or "Participants"); (ii) make awards in such forms and amounts as it shall determine; (iii) impose such limitations, restrictions and conditions upon such awards as it shall deem appropriate; (iv) interpret the Plan and adopt, amend, and rescind administrative guidelines and other rules and regulations relating to the Plan; (v) correct any defect or omission or reconcile any inconsistency in this Plan or in any award granted hereunder; and (vi) make all other determinations and take all other actions deemed necessary or advisable for the implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Company and all other persons.

   (c) Except as provided below, the Committee may, to the extent that any such action will not prevent the Plan from complying with Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") or any similar rule which may subsequently be in effect ("Rule 16b-3") or the outside director requirement of Section 162(m) of the Internal Revenue Code of 1954, as it may be amended from time to time (the "Code"), or any other law, delegate any of its authority hereunder to such persons as it deems appropriate. The Committee shall not delegate its authority to amend, suspend or terminate the Plan.

   (d) The provisions of this Plan are intended to qualify awards made to certain Participants (hereinafter identified as "Covered Participants") under the Plan under the "performance-based" exception to the Code Section 162(m) deduction limitation.

1.3 Types of Awards Under the Plan

   Awards under the Plan may be in the form of any one or more of the following: (a) Statutory stock options ("ISOs", which term shall be deemed to include Incentive Stock Options as defined in

Section 2.5 and any future type of tax-qualified option which may subsequently be authorized), Non-statutory Stock Options ("NSOs" and, collectively with ISOs, "Options"), and Stock Appreciation Rights ("SARs") as described in
Article II; (b) Performance Units and Performance Shares ("Performance Units" and "Performance Shares") as described in Article III; (c) Restricted Stock and Restricted Stock Equivalents ("Restricted Stock" and "Restricted Stock Equivalents") as described in Article IV; (d) Other Awards ("Other Awards") as described in Article V; and (e) Substitute Awards as defined in Article IX (collectively, "Awards").

1.4 Shares Subject to the Plan

   (a) Shares of stock covered by Awards under the Plan may be in whole or in part authorized and unissued or treasury shares of the Corporation's common stock, $1.00 par value per share, or such other shares as may be substituted pursuant to Section 1.6 ("Common Stock").

   (b) The maximum number of shares of Common Stock which may be awarded for all purposes under the Plan shall be the aggregate of:

     (i) 9,500,000 shares;

     (ii) the number of shares previously authorized but not reserved as of the date the Plan is approved for awards under the John Deere Equity Incentive Plan, the John Deere Restricted Stock Plan and the 1991 John Deere Stock Option Plan (collectively, the "Prior Plans"); and

     (iii) any shares corresponding to awards under the Prior Plans that are forfeited after the date the Plan is approved.

   (c) Subject to the above limits, the maximum number of shares of Common Stock for which Performance Awards, Restricted Stock and Restricted Stock Equivalents, Other Awards, and Substitute Awards may be awarded under the Plan shall be 1,000,000 shares (subject to adjustment pursuant to Section 1.6).

   (d) Any shares of Common Stock subject to an Option which for any reason is canceled (excluding shares subject to an Option canceled upon the exercise of a related SAR to the extent shares are issued upon exercise of such SAR) or terminated without having been exercised; or any shares corresponding to other Awards under the Plan, which are forfeited before delivery of such shares, shall again be available for Awards under the Plan.

   (e) No fractional shares shall be issued, and the Committee shall determine the manner in which fractional share value shall be treated.

1.5 Maximum Awards Per Participant

   (a) The aggregate number of shares of Common Stock (including any cash equivalents thereof) that may be subject to Options and SARs awarded during any fiscal year to a Covered Participant shall not exceed .5% of the number of shares outstanding as of the beginning of such fiscal year.

   (b) The aggregate number of (i) all Performance Units and Performance Shares and (ii) all Restricted Stock and Restricted Stock Equivalents; (iii) all Other Awards; and (iv) all Substitute Awards, awarded to a Covered Participant in any fiscal year shall not exceed the equivalent of 300,000 shares or the cash equivalent thereof (based on the Fair Market Value of Common Stock as of the date of the Award).

1.6 Adjustments Upon Certain Changes

   In the event of a stock dividend or stock split, recapitalization, merger, consolidation, combination, exchange of shares or other increase or reduction in the number of issued shares of Common Stock, the Board of Directors or the Committee may, in order to prevent the dilution or enlargement of rights under Awards (including Deferred Amounts), make such adjustments in the number and type of shares authorized by this Plan, the number and type of shares covered by, or with respect to which payments are measured under, outstanding Awards and the exercise prices specified therein as may be determined to be appropriate and equitable.

1.7 Eligible Participants

   Participants shall be selected by the Committee from salaried employees of the Corporation and its Subsidiaries.

Article II--Stock Options and Stock Appreciation Rights

2.1 Award of Stock Options

   The Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, award to any Participant ISOs and NSOs to purchase Common Stock.

2.2 Documentation of Stock Option Awards

   The award of an Option may be evidenced by a signed written agreement (a "Stock Option Agreement"), a certificate or an electronic record containing such terms and conditions as the Committee may from time to time determine.

2.3 Option Price

   The purchase price of Common Stock under each Option (the "Option Price") shall be fixed by the Committee and except for Substitute Awards, shall be not less than the Fair Market Value of the Common Stock on the date the Option is awarded. Subject to adjustments pursuant to Section 1.6, the Option Price fixed by the Committee of outstanding Options shall not be modified.

2.4 Exercise and Term of Options

   (a) Options awarded under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall approve, either at the time of grant of such Options or pursuant to a general determination, and which need not be the same for all Participants, provided that no such Option (other than Substitute Awards) shall be exercisable within the first six months of its term and the term of each Option shall not extend later than ten years after the date of grant of the Option. Each Option which is intended to qualify as an ISO pursuant to Section 422 of the Code, and each Option which is intended to qualify as another type of ISO which may subsequently be authorized by law, shall comply with the applicable provisions of the Code pertaining to such Options.

   (b) The Committee shall establish procedures governing the exercise of Options and shall require that written notice of exercise be given and that the Option Price be paid in full in cash (including check, bank draft or money order) at the time of exercise; provided, however, the Participant may instruct the Corporation to sell shares delivered on exercise as the Participant's agent pursuant to a "cashless exercise" program or other similar program established by the Committee. The Committee may permit a Participant, in lieu of part or all of the cash payment, to make payment in Common Stock already owned by that Participant, valued at Fair Market Value on the date of exercise, as partial or full payment of the Option Price; provided, however, that the Committee may, in any instance, in order to prevent any possible violation of law, require the Option Price to be paid in cash. As soon as practicable after receipt of each notice and full payment, the Company shall deliver to the Participant a certificate or certificates representing the acquired shares of Common Stock. The exercise of an Option shall cancel any related SAR to the extent of the number of shares as to which the Option is exercised.

   (c) Notwithstanding the foregoing, in respect of Participants who at the time of award, vesting or exercise of Options are located in a jurisdiction that would but for this Section 2.4(c) subject such Options to tax prior to exercise, any exercise shall be subject to the prior written approval of the Director, Compensation and Benefits or an officer of the Corporation. Such approval shall be at the sole discretion of the Director, Compensation and Benefits or the officer. If and when granted, such approval will constitute the notice to the Corporation referred to above in Section 2.4(b).

2.5 Limitations on ISOs

   Notwithstanding anything in the Plan to the contrary, to the extent required from time to time by the Code, the following additional provisions shall apply to the grant of Options which are intended to qualify as ISOs (as such term is defined in Section 422 of the Code):

     (a) The aggregate Fair Market Value (determined as of the date the Option is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) shall not exceed $100,000 or such other amount as may subsequently be specified by the Code; provided that, to the extent that such limitation is exceeded, any excess Options (as determined under the Code) shall be deemed to be NSOs.

     (b) Any ISO authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the Options as ISOs.

     (c) All ISOs must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board of Directors or the date this Plan was approved by the stockholders.

     (d) Unless sooner exercised, terminated, or canceled, all ISOs shall expire no later than ten years after the date of grant.

2.6 Loans

   The Committee may provide for the Corporation or any Subsidiary to make loans to finance the exercise of any Option as well as the estimated or actual amount of any taxes payable by the holder as a result of the exercise or payment of any Option and may prescribe, or may empower the Corporation or such Subsidiary to prescribe, the other terms and conditions.

2.7 Award of Stock Appreciation Rights

   (a) General. An SAR is a right to receive, without payment (except for applicable withholding taxes) to the Company, a number of shares of Common Stock, cash, or a combination thereof, the amount of which is determined pursuant to the formula set forth in Section 2.7(e). An SAR may be granted (i) with respect to any Option granted under this Plan, either concurrently with the grant of such Option, or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the Option); or (ii) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the terms and conditions of this Section.

   (b) Number. Each SAR granted to any Participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 1.6. In the case of an SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.

   (c) Duration. The term of each SAR shall be determined by the Committee but in no event shall an SAR (other than a Substitute Award) be exercisable during the first six months of its term and the term of each SAR shall not extend later than ten years after the date of grant of the SAR. Subject to the foregoing, unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable.

   (d) Exercise. An SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder a certificate for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled.

   (e) Payment. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock, the number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

     (i) the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of a share of Common Stock subject to the SAR on the exercise date exceeds (A) in the case of an SAR related to a stock option, the purchase price of a share of Common Stock under the stock option or (B) in the case of an SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, provided, however, such amount is at least equal to the Fair Market Value of the Common Stock on the date the SAR is awarded, (subject to adjustment under Section 1.6); by

     (ii) the Fair Market Value of a share of Common Stock on the exercise date.

   In lieu of issuing shares of Common Stock upon the exercise of an SAR, the Committee may elect to pay the holder of the SAR cash equal to the appreciation (such appreciation to be determined as set forth in Section 2.7(e)(i) above) on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date.

   (f) Documentation of SAR Awards. SARs awarded under the Plan may be evidenced by either a signed written agreement, a certificate or an electronic record containing such terms and conditions as the Committee may from time to time determine.

2.8 Termination of Employment

   (a) In the event the Participant ceases to be an employee of the Company with the consent of the Committee or upon the Participant's death, or retirement or disability pursuant to applicable disability or retirement plans of the Company, each of the Participant's outstanding Options and SARs shall be exercisable by the Participant (or the Participant's legal representative or designated beneficiary), subject to the vesting requirements of the Options and SARs, at any time prior to an expiration date established by the Committee at the time of award (which may be the original expiration date of such

Option or such earlier time as the Committee may establish) or as set forth in
Section 2.8(b) or (c), but in no event after its respective expiration date. If the Participant ceases to be an employee of the Company for any other reason and without such consent, all of the Participant's then outstanding Options and SARs shall terminate immediately.

   (b) Unless the Committee establishes otherwise at the time of the Award, in the event of termination of employment because of death, the Participant's outstanding Options and SARs may be exercised by the heirs, legatees or legal representatives of the holder, as the case may be, within twelve months after such death. Such exercise shall be upon the same terms at the time of exercise as would have been available to the original holder, had he or she remained in the continuous employ of the Company, except that such heirs, legatees or legal representatives may exercise any Options and SARs held at the date of such holder's death without regard to the holding period established pursuant to Section 2.4(a) or 2.7(c) above.

   Unless the Committee establishes otherwise at the time of the Award, in the event of termination of employment of the holder of an Option or SAR with the consent of the Committee or because of disability or retirement pursuant to applicable disability or retirement plans of the Company, an Option or SAR may be exercised by such holder, within five years after such termination, to the same extent and upon the same terms (including among other things, the holding period requirement established pursuant to Section 2.4(a) or 2.7(c) above) at the time of exercise as would have been available had such holder remained in the continuous employ of the Company. In the event of the death of such holder of an Option or SAR prior to the expiration of the five-year period specified in the preceding sentence, an Option or SAR held at death by such holder may be exercised by the holder's heirs, legatees or legal representatives, as the case may be, (without regard to the holding period requirement established pursuant to Section 2.4(a) or 2.7(c) above) within one year after death or within five years following such termination, whichever is later, but only if and to the extent the Option or SAR would have been exercisable by the retired holder of the option at the date of death.

   (c) In the event of a termination of employment by the Company of a Participant with the consent of the Committee or because of the Participant's death, retirement or disability pursuant to applicable disability or retirement plans of the Company, the Committee in its sole discretion may elect to accelerate the date on which certain of the Options and SARs issued to such Participant become exercisable, which acceleration may be conditioned on the forfeiture of other Awards issued to such Participant. It is expressly provided, however, that no such acceleration may permit the exercise of any Option or SAR in less than six months from the date of grant, nor represent a material increase in benefits.

   (d) Nothing in Section 2.8(b) and 2.8(c) shall make an Option or SAR exercisable after the stated expiration date of such Option or SAR.

Article III--Performance Shares and Units

3.1 Award of Performance Units and Performance Shares

   The Committee may award to any Participant Performance Shares and Performance Units ("Performance Awards"). Each Performance Share shall represent one share of Common Stock. Each Performance Unit shall represent the right of a Participant to receive an amount equal to the value determined in the manner established by the Committee at the time of award, which value may, without limitation, be equal to the Fair Market Value of one share of Common Stock.

3.2 Documentation of Performance Awards

   Each Performance Award under the Plan may be evidenced by a signed written agreement, a certificate or an electronic record containing such terms and conditions as the Committee may from time to time determine. Performance Shares shall be held by the Corporation while subject to performance targets. Except for restrictions on transfer, the Participant as owner of such Performance Shares shall have all the rights of a holder of Common Stock.

3.3 Performance Period and Targets

   (a) The performance period for each award of Performance Shares and Performance Units shall be of such duration as the Committee shall establish at the time of award; provided, however, that in no event will the performance period be less than one year (the "Performance Period"). There may be more than one award in existence at any one time and Performance Periods may differ.

   (b) The Committee shall set performance targets relating to Performance Units and Performance Shares which shall be based on one or more of the following performance measures, or any combination of the following: (i) total stockholder return; (ii) growth in revenues, sales, settlements, market share, customer conversion, net income, stock price, and/or earnings per share; (iii) return on assets, net assets, and/or capital; (iv) return on stockholders' equity; (v) economic value added; (vi) improvements in costs and/or expenses; or (vii) any similar performance measure established by the Committee. Such performance targets shall be established in writing by the Committee no later than the earlier of (i) 90 days after the commencement of the Performance Period with respect to which the award of Performance Units or Performance Shares is made and (ii) the date as of which twenty-five percent (25%) of such Performance Period has elapsed. For purposes of establishing performance targets, any of the factors set forth above may, as applicable, be measured either before or after income taxes, and on a corporate, division, subsidiary or individual basis, and may include or exclude interest, depreciation and amortization, goodwill, extraordinary items and other material non-recurring gains or losses, discontinued or added operations, the cumulative effect of changes in accounting policies and the effect of any tax law changes. At the time of setting performance targets, the Committee shall establish minimum, target and maximum performance targets to be achieved within the Performance Period. Failure to meet the minimum performance target will earn no Performance Award. Performance Awards will be earned as determined by the Committee in respect of a Performance Period in relation to the degree of attainment of performance between the minimum and maximum performance targets.

   (c) If the Committee shall determine that an acquisition or disposition of assets or securities by the Company shall have a material effect (whether positive or negative) on the Company's ability to meet its performance target(s) for the applicable Performance Period(s), the Committee shall have the discretion to take any action that would reduce the amount of an Award, or to adjust a performance target for a Performance Period, subject to the limitations of Section 162(m).

   (d) Except as provided in Section 3.3(c) above, once established performance targets for Awards to Covered Participants shall not be changed during the Performance Period; provided, however, that the Committee retains the discretion to eliminate or decrease the amount of an Award otherwise payable to any Participant.

3.4 Payment Respecting Performance Awards

   (a) Performance Awards shall be earned to the extent that their terms and conditions are met. Notwithstanding the foregoing, Performance Awards shall be payable to the Participant only in accordance with the terms thereof or otherwise when, if, and to the extent that the Committee determines to make such payment. All payment determinations shall be made by the Committee during the first four months following the end of the Performance Period.

   (b) The Participant may elect to defer any cash payment respecting a Performance Award pursuant to Article V hereof.

   (c) Payment for Performance Awards may be made in a lump sum or in installments. Performance Shares may be paid in cash, Common Stock or in a combination thereof as the Committee may determine. Performance Units may be paid only in cash.

3.5 Termination of Employment

   In the event the Participant ceases to be an employee of the Company before the end of any Performance Period with the consent of the Committee, or upon the Participant's death, or retirement or disability pursuant to applicable disability or retirement plans of the Company before the end of any Performance Period: (a) each Performance Award previously granted to the participant shall continue to be subject to the performance targets for the Performance Period until such Awards are forfeited or earned pursuant to their terms and conditions; or (b) the Committee, in its absolute discretion, may authorize the payment to such Participant (or the Participant's legal representative or designated beneficiary) of any of the Performance Units and Performance Shares which would have been paid to the Participant had the Participant continued as an employee of the Company to the end of the Performance Period provided that the number of Performance Units and Performance Shares paid early shall be discounted to reasonably reflect the time value of money and shall be based on the Company's progress, measured as of the date of acceleration, with regard to reaching the applicable performance targets. In the event a Participant ceases to be an employee of the Company for any other reason and without such consent before the end of the Performance Period, any unpaid amounts for outstanding Performance Periods shall be forfeited.

Article IV--Restricted Stock and Restricted Stock Equivalents

4.1 Award of Restricted Stock

   The Committee may award to any Participant shares of Common Stock, subject to this Article IV and such other terms and conditions as the Committee may prescribe (such shares being herein called "Restricted Stock"). Restricted Stock shall be held by the Corporation while subject to restrictions. As restrictions lapse the shares will be delivered to the Participant.

4.2 Documentation of Restricted Stock Awards

   Awards of Restricted Stock and Restricted Stock Equivalents under the Plan may be evidenced by a signed written agreement, a certificate or an electronic record containing such terms and conditions as the Committee may from time to time determine.

4.3 Restriction Period

   At the time of award there shall be established for each Participant, subject to Section 4.6, a restriction period (the "Restriction Period") which shall lapse (a) upon the completion of a period of time ("Time Goal") as shall be determined by the Committee, or (b) upon the achievement of stock price goals within certain time limitations ("Price/Time Goal") as shall be determined by the Committee; provided, however, that, except for maximum aggregate Restricted Stock or Restricted Stock Equivalent awards of 5% of the aggregate shares authorized by Section 1.4(b), the Restriction Period on awards with a Price/Time Goal shall not be less than one year and the Restriction Period on awards with only a Time Goal shall not be less than three years. Except for restrictions on transfer, the Participant as owner of such shares of Restricted Stock shall have all the rights of a holder of Common Stock. With respect to shares of Restricted Stock which are issued subject to a Time Goal, the Corporation shall deliver to the Participant (or the Participant's legal representative or designated beneficiary) the certificates at the expiration of the Restriction Period. With respect to shares of Restricted Stock which are issued subject to a Price/Time Goal, the Corporation shall deliver to the

Participant (or, if applicable pursuant to Section 4.4 to the Participant's legal representative or designated beneficiary) the certificates upon the achievement of the Price/Time Goal on or before the close of the Restriction Period. With respect to shares of Restricted Stock which are issued subject to a Price/Time Goal which fail to meet the goal before the end of the Restriction Period, all such shares shall be forfeited, and the Corporation shall have the right to return such shares to the Corporation.

4.4 Termination of Employment

   In the event the Participant ceases to be an employee of the Company before the end of any Restriction Period with the consent of the Committee, or upon the Participant's death, or retirement or disability pursuant to applicable disability or retirement plans of the Company before the end of any Restriction Period, the Committee shall have the absolute discretion to waive all or a portion of the Time Goals and Price/Time Goals established under
Section 4.3 provided that the Price/Time Goals with respect to any Restricted Stock or Restricted Stock Equivalent awarded to Covered Participants pursuant to Section 4.6 shall not be subject to waiver or modification after such goals are established. The shares thereby released, if any, shall thereafter be delivered to such Participant (or the Participant's legal representative or designated beneficiary). In the event and to the extent the Committee does not exercise its discretion to waive the Time Goals and Price/Time Goals or a Participant ceases to be an employee of the Company for any other reason and without such consent before achievement of the Time Goal or Price/Time Goal, each award to such Participant upon which the Restriction Period has not lapsed shall automatically be forfeited.

4.5 Award of Restricted Stock Equivalents

   In lieu of or in addition to the foregoing Restricted Stock Awards, the Committee may award to any Participant restricted stock equivalents, subject to the terms and conditions of Sections 4.2, 4.3, and 4.4 being applied to such awards as if those awards were for Restricted Stock and subject to such other terms and conditions as the Committee may prescribe ("Restricted Stock Equivalents"). Each Restricted Stock Equivalent shall represent the right of the Participant to receive an amount determined in the manner established by the Committee at the time of award, which value may, without limitation, be equal to the Fair Market Value of one share of Common Stock. Payment for Restricted Stock Equivalents may be made only in cash, in a lump sum or in installments, as the Committee may determine.

4.6 Restricted Stock and Restricted Stock Equivalents Awarded to Covered Participants

   Any Restricted Stock or Restricted Stock Equivalent awarded to a Covered Participant which the Committee intends to qualify for the performance-based exception under Code Section 162(m) shall be subject to a Price/Time Goal.

Article V--Other Awards, Cash Equivalent Awards and Deferral

5.1 Other Awards

   The Committee shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related awards not described above which the Committee determines to be consistent with the purpose of the Plan and the interests of the Company, which awards may provide for cash payments based in whole or in part on the value or future value of Common Stock, for the acquisition or future acquisition of Common Stock, or any combination thereof ("Other Awards"); provided, that, such Other Awards with a performance goal shall not vest in less than one year and Other Awards without one or more performance goals shall not vest in less than three years. Other Awards shall also include cash payments (including the cash payment of dividend equivalents) under the Plan which may be based on one or more criteria determined by the Committee which are unrelated to the value of Common Stock and which may be granted in tandem with, or independent of, other awards under the Plan.

5.2 Cash Equivalent Awards

   The Committee may permit Participants, on such terms and conditions as the Committee may prescribe, to elect to receive Performance Share and Restricted Stock awards in cash in lieu of Common Stock provided such election is made prior to the earlier of: (i) the date the shares are issued for the benefit of the Participant (including when held by the Corporation subject to restrictions); or (ii) the day prior to the beginning of the calendar year in which the award would become payable. Any such cash equivalent payments shall be based on the Fair Market Value of the Common Stock on the date determined by the Committee and be on such terms as shall not represent an increase in benefits. Such cash equivalent payments shall be applied against the limits on the maximum number of shares of Common Stock pursuant to Section 1.4 and 1.5, based on such Fair Market Value.

5.3 Election To Defer

   Participant eligible to also participate in the Deere & Company Voluntary Deferred Compensation Plan or any successor plan thereto may elect, with the consent of the Committee and on such terms and conditions as the Committee may prescribe, no later than the day prior to the beginning of the last calendar year of the Performance Period, to defer all or a portion of the Participant's Performance or Restricted Award that is payable in cash (the "Deferred Amount"). All Deferred Amounts will be subject to the terms and conditions of the Deere & Company Voluntary Deferred Compensation Plan or any successor plan thereto.

Article VI--Non-Transferability

6.1 Non-Transferability

   Except as provided below, no Award under the Plan (including any Deferred Amount), and no interest therein, shall be transferable by the Participant otherwise than by will or, if the Participant dies intestate, by the laws of descent and distribution and no Award may be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered in any way (whether by operation of law or otherwise) or be subject to execution, attachment, or similar process. Upon any attempt to so transfer, assign, pledge, hypothecate or otherwise dispose of, or subject to execution, attachment or similar process, any Award, or any right thereunder, contrary to the provisions hereof, the Award shall immediately become null and void. Except as provided below, all Awards shall be exercisable or received during the Participant's lifetime only by the Participant or his legal representative.

6.2 Permitted Transfers

   Notwithstanding the foregoing, the Committee may from time to time permit Awards to be transferable subject to such terms and conditions as the Committee may impose.

6.3 Transferability of Stock Options and SARs

   Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of Options and SARs granted or to be granted to a Participant to be on terms which permit transfer by gift or domestic relations orders (i) by such Participant to family members, (ii) by family members to other family members, and (iii) to such other persons or entities as may be permitted under Form S-8 under the Securities Act of 1933, as amended from time to time or any successor form thereto. Following transfer, any such Options and SARs shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The events of termination of employment of Section 2.8 hereof shall continue to be applied with respect to the employee, following which the options shall be exercisable by the transferee only to the extent, and for the periods established pursuant to
Section 2.8. Family members, for purposes of this Section, has the meaning expressed in the instructions to Form S-8 under the Securities Act or 1933, as amended from time to time or any successor form thereto.

6.4 Beneficiary Designation

   Each Participant under the Plan may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of the Participant's death before the Participant receives any or all of such benefit. Each designation will revoke all prior designations for the Plan by the same Participant, shall be in a form prescribed by the Corporation, and will be effective only when executed and filed by the Participant in writing during the Participant's lifetime with the Corporation at such address specified on the designation form. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

Article VII--Change Of Control

   The following acceleration and valuation provisions shall apply in the event of a "Change of Control" or "Potential Change of Control," as defined in this
Article VII.

     (a) In the event that:

       (i) a "Change of Control" as defined in paragraph (b) of this
    Article VII occurs; or

       (ii) a "Potential Change of Control" as defined in paragraph (c) of this Article VII occurs and the Committee or the Board determines that the provisions of this paragraph (a) should be invoked;

  then, unless otherwise determined by the Committee or the Board in writing at or after the making of an Award, but prior to the occurrence of such Change of Control, all restrictions and vesting requirements applicable to any Award shall terminate; all Options and SARs granted hereunder shall become immediately exercisable and shall remain exercisable throughout their entire term; and the value of all other Awards hereunder shall, to the extent determined by the Committee at or after grant, be cashed out on the basis of the "Change of Control Price" (as defined in paragraph (d) of this Article VII).

     (b) For purposes of paragraph (a) of this Article VII, a "Change of Control" means a change in control of a nature that would be required to be reported in response to Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") whether or not the Corporation is then subject to such reporting requirement, provided that, without limitation, such a Change in Control shall be deemed to have occurred if:

       (i) any "person" (as defined in Sections 13(d) and 14(d) of the Exchange Act) (other than a Participant or group of Participants, the Corporation or a Subsidiary, or any employee benefit plan of the Corporation including its trustee) is or becomes the "beneficial owner" (as defined in Rule 13(d-3) under the Exchange Act), directly or indirectly, of securities of the Corporation representing thirty percent (30%) or more of the combined voting power of the Corporation's then outstanding securities;

       (ii) during any period of two (2) consecutive years, there shall cease to be a majority of the Board comprised as follows: individuals who at the beginning of such period constitute the Board and any new director(s) whose election by the Board or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved but excluding, for this purpose, any such new director whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

       (iii) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other company, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least eighty percent (80%) of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation; or

       (iv) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.

     (c) For purposes of paragraph (a) of this Article VII, a "Potential Change of Control" means the happening of any of the following:

       (i) the entering into an agreement by the Corporation (other than with a Participant or group of Participants), the consummation of which would result in a Change of Control of the Corporation as defined in paragraph (b) of this Article VII; or

       (ii) the acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than a Participant or group of Participants, the Corporation or a Subsidiary, or any employee benefit plan of the Corporation including its trustee) of securities of the Corporation representing five percent (5%) or more of the combined voting power of the Corporation's outstanding securities and the adoption by the Board of Directors of a resolution to the effect that a Potential Change of Control of the Corporation has occurred for purposes of the Plan.

     (d) For purposes of this Article VII, "Change of Control Price" means the highest price per share of Common Stock paid in any transaction reported on the New York Stock Exchange Composite Tape, or offered in any transaction related to a Potential or actual Change of Control of the Corporation at:

       (i) the date the Change of Control occurs;

       (ii) the date the Potential Change of Control is determined to have occurred; or

       (iii) such other date as the Committee may determine at or after grant but before the Change of Control occurs or the Potential Change of Control is determined to have occurred;

  or at any time selected by the Committee during the sixty (60) day period preceding such date.

Article VIII--Miscellaneous

8.1 Participant Agreement to Plan Provisions

   The Participant shall notify the Director, Compensation and Benefits or the Secretary of the Corporation of any issues and disagreements regarding the terms and conditions of the Award within 30 calendar days of the date the Company dispatches notice of the terms of the Award to the Participant. Upon resolution of such issues as determined by the Company or, no such notice having been received, upon the expiration of such 30 calendar days, the Participant (and the Participant on behalf of his legal representative and designated beneficiary) shall be deemed to have agreed to comply with all the terms and conditions of the Award and the Plan (including without limitation, the conditions of Section 8.2 below) and any agreements, certificates and records issued in connection herewith.

8.2 Conditions on Awards

   In the event that the employment of a Participant holding any unexercised Option or SAR, any unearned Performance Award, any unearned shares of Restricted Stock, or any unearned Restricted Stock Equivalents shall terminate with the consent of the Committee or by reason of retirement or disability, the rights of such Participant to any such Award shall be subject to the conditions that until any such Option or SAR is exercised, or any such Performance Award, share of Restricted Stock or Restricted Stock Equivalent is earned, the Participant shall (a) not engage, either directly or indirectly, in any manner or capacity as advisor, principal, agent, partner, officer, director, employee, member of any association or otherwise, in any business or activity which is at the time competitive with any business or activity conducted by the Company and (b) be available, unless the Participant shall have died, at reasonable times for consultations (which shall not require substantial time or effort) at the request of the Company's management with respect to phases of the business with which the Participant was actively connected during the Participant's employment, but such consultations shall not (except in the case of a Participant whose active service was outside of the United States) be required to be performed at any place or places outside of the United States of America or during usual vacation periods or periods of illness or other incapacity. In the event that either of the above conditions is not fulfilled, the Participant shall forfeit all rights to any unexercised Option or SAR, Performance Award, shares of Restricted Stock or Restricted Stock Equivalents held on the date of the breach of the condition. Any determination by the Board of Directors of the Corporation, which shall act upon the recommendation of the Chairman, that the Participant is, or has, engaged in a competitive business or activity as aforesaid or has not been available for consultations as aforesaid shall be conclusive.

8.3 Effect on Other Plans

   (a) Participation in the Plan shall not affect a Participant's eligibility to participate in any other benefit or incentive plan of the Company.

   (b) Any Awards made pursuant to the Plan shall not be included in the Participant's remuneration for the purposes of determining the benefits provided under any other plan of the Company unless specifically provided in such other plan.

   (c) The adoption of the Plan shall not preclude the adoption by appropriate means of any other stock option or other incentive plan for employees of the Company.

8.4 Rights of Participants

   Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company for any period of time or to continue the Participant's present or any other rate of compensation. No employee shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

8.5 Tax Withholding

   (a) The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any withholding or other tax due from the Corporation with respect to any amount payable and/or shares issuable under the Plan, and the Corporation may defer such payment or issuance unless indemnified to its satisfaction.

   (b) Subject to the consent of the Committee, due to (i) the exercise of a NSO, (ii) lapse of restrictions on a Restricted Stock Award, or (iii) the issuance of any other stock award under the Plan, a Participant may make an irrevocable election (an "Election") to (A) have shares of Common Stock otherwise issuable under (i) withheld, or (B) tender back to the Corporation shares of Common Stock received pursuant to (i), (ii), or (iii), or (C) deliver back to the Corporation pursuant to (i), (ii), or (iii) previously-acquired shares of Common Stock of the Corporation having a Fair Market Value sufficient to satisfy all or part of the Participant's estimated tax obligations associated with the transaction. Whenever shares are withheld for taxes and such taxes are not funded by a sale of such shares on the market, withholding of shares shall be in an amount not to exceed the amount necessary to satisfy the minimum federal and local statutory withholding requirements.

   (c) Such Election must be made by a Participant prior to or on the date on which the relevant tax obligation arises (the "Tax Date"). The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Award under this Plan that the right to make Elections shall not apply to such Awards.

8.6 Foreign Alternatives

   Notwithstanding the other provisions of the Plan, in the case of any Award (including any Deferred Amount) to any Participant who is an employee of a foreign Subsidiary or foreign branch of the Company or held by a Participant who is in any other category specified by the Committee, the Committee may specify that such Award shall not be represented by shares of Common Stock or other securities but shall be represented by rights approximately equivalent (as determined by the Committee) to the rights that such Participant would have received if shares of Common Stock or other securities had been issued in the name of such Participant otherwise in accordance with the Plan (such rights being hereinafter called "Stock Equivalents"). The Stock Equivalents representing any such Award may subsequently, at the option of the Committee, be converted into cash or an equivalent number of shares of Common Stock or other securities under such circumstances and in such manner as the Committee may determine. Stock Equivalents shall be applied against the limits on the maximum number of shares of Common Stock pursuant to Sections 1.4 and 1.5.

8.7 Non-Uniform Determinations

   The Committee's determinations under the Plan, including without limitation, (a) the determination of the Participants to receive Awards, (b) the form, amount and timing of such Awards, (c) the terms and provisions of such Awards and (d) agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, Awards under the Plan, whether or not such Participants are similarly situated.

8.8 Suspensions, Leaves of Absence, and Transfers

   The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any suspension of employment or leave of absence from the Company granted to a Participant whether such suspension or leave is paid or unpaid and whether due to a disability or otherwise. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (a) whether or not any such suspension or leave of absence shall be treated as if the Participant ceased to be an employee of the Company and (b) the impact, if any, of any such suspension or leave of absence on Awards under the Plan. In the event a Participant transfers within the Company, such Participant shall not be deemed to have ceased to be an employee of the Company for purposes of the Plan.

8.9 Requirements of Law, Governing Law

   (a) The granting of Awards and the issuance of shares of Common Stock shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Illinois, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of such agreement to the substantive law of another jurisdiction.

   (b) Each Award (including Deferred Amounts) shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration, or qualification of such Award, or any shares of Common Stock or other property subject thereto, upon any securities exchange or under any foreign, federal, or state securities or other law or regulation, or the consent or approval of any governmental body or the taking of any other action to comply with or otherwise with respect to any such law or regulation, is necessary or desirable as a condition to or in connection with the granting of such Award or the issue, delivery or purchase of shares of Common Stock or other property thereunder, no such Award may be exercised or paid in Common Stock or other property unless such listing, registration, qualification, consent, approval, or other action shall have been effected or obtained free of any conditions not acceptable to the Committee and the holder of the Award will supply the Corporation with such certificates, representations and information as the Corporation shall request and shall otherwise cooperate with the Corporation in effecting or obtaining such listing, registration, qualification, consent, approval or other action. In the case of Officers and other persons subject to Section 16(b) of the Exchange Act, the Committee may at any time impose any limitations upon the exercise, delivery, or payment of any Award (including Deferred Amounts) which, in the discretion of the Committee, are necessary or desirable in order to comply with Section 16(b) and the rules and regulations thereunder. If the Corporation, as part of an offering of securities or otherwise, finds it desirable because of foreign, federal, or state legal or regulatory requirements to reduce the period during which Options or SARs may be exercised, the Committee may, in its discretion and without the holders' consent, so reduce such period on not less than 15 days' written notice to the holders thereof.

   (c) It is the intent of the Corporation that the Plan comply in all respects with Section 162(m) of the Code, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Section 162(m), such provision shall be deemed null and void to the extent required to permit the Plan to comply with Section 162(m).

8.10 Amendment, Suspension and Termination of Plan

   The Committee may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Committee may deem advisable in order that any Awards thereunder shall conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or its employees to enjoy the benefits of any change in applicable laws or regulations, or in any other respect the Committee may deem to be in the best interests of the Company; provided, however, that no such amendment shall, without the approval of the stockholders of the Corporation to the extent required by law, agreement, or the rules of any exchange upon which the Common Stock is listed, (i) increase the number of shares of Common Stock which may be issued under the Plan (except as provided in Section 1.6), (ii) modify the requirements as to eligibility for participation in the Plan, (iii) materially increase the benefits accruing to Participants under the Plan, or
(iv) extend the termination date of the Plan. No such amendment, suspension or termination shall materially and adversely affect the rights of Participants under outstanding Options, SARs, Performance Awards, awards of Restricted Stock or Restricted Stock Equivalents, or Deferred Amounts without the consent of the Participants affected thereby.

8.11 Effective Date

   The Plan shall become effective upon approval by the stockholders of the Corporation.

8.12 Duration of the Plan

   The Plan shall remain in effect until all Awards under the Plan are free of all restrictions imposed by the Plan, but no Awards shall be made hereunder after December 31, 2005.

Article IX--Definitions and Other General Provisions

   (a) The term "Fair Market Value" as it relates to Common Stock on any given date means (i) the mean of the high and low sales prices of the Corporation's Common Stock as reported by the Composite Tape of the New York Stock Exchange (or, if not so reported, on any domestic stock exchanges on which the Common Stock is then listed); or (ii) if the Common Stock is not listed on any domestic stock exchange, the mean of the high and low sales prices of the Corporation's Common Stock as reported by the Nasdaq Stock Market on such date or the last previous date reported (or, if not so reported, by the system then regarded as the most reliable source of such quotations) or, if there are no reported sales on such date, the mean of the closing bid and asked prices as so reported; or (iii) if the Common Stock is listed on a domestic exchange or quoted in the domestic over-the-counter market, but there are not reported sales or quotations, as the case may be, on the given date, the value determined pursuant to (i) or (ii) above using the reported sale prices or quotations on the last previous date on which so reported; or (iv) if none of the foregoing clauses applies, the fair value as determined in good faith by the Corporation's Board of Directors or the Committee.

   (b) The term "fiscal year" shall mean, the 12-month period beginning each November 1 and ending October 31 of the following year.

   (c) The terms "retirement" and "disability" as used under the Plan shall be construed by reference to the provisions of the pension plan or other similar plan or program of the Company applicable to a Participant. Unless the Committee establishes otherwise, the terms "retirement" and "disability" mean normal retirement, early retirement, total and permanent disability retirement each has defined in the John Deere Pension Plan for Salaried Employees, and similar events under other similar plans of the Company applicable to the Participant. Unless the Committee establishes otherwise, the terms "retirement" and "disability" do not include Participants entitled only to a deferred vested pension as defined in the John Deere Pension Plan for Salaried Employees, or salary continuance under the John Deere Salary Continuance Plan, and similar events under other similar plans of the Company applicable to the Participants.

   (d) The term "Subsidiary" shall mean, unless the context otherwise requires, any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations other than the last corporation in such chain owns stock possessing at least 50% of the voting power in one of the other corporations in such chain.

   (e) The term "Substitute Award" shall mean an Award granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock.

   (f) Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

                       JOHN DEERE PERFORMANCE BONUS PLAN
--------------------------------------------------------------------------------
SECTION 1.  ESTABLISHMENT AND PURPOSE

     1.1 Establishment of the Plan. Deere & Company, a Delaware corporation (the "Company"), hereby establishes an annual incentive compensation plan to be known as the "John Deere Performance Bonus Plan" (the "Plan"), as set forth in this document. The Plan permits the awarding of annual cash bonuses to Employees of the Company, based on the achievement of pre-established performance goals.

     Upon approval by the Board of Directors of the Company, subject to approval by the shareholders, the Plan shall become effective as of November 1, 1994 (the "Effective Date") and shall remain in effect until terminated by the Board or Committee as provided by Section 13 herein.

     1.2 Purpose. The purpose of the Plan is to provide Participants with a meaningful annual incentive opportunity geared toward the achievement of specific performance goals.

SECTION 2.  DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below (unless otherwise expressly provided) and, when the defined meaning is intended, the term is capitalized.

     (a) "Award Opportunity" means the various levels of incentive award payouts which a Participant may earn under the Plan, as established by the Committee pursuant to Section 5.1 herein.

     (b) "Base Salary" shall mean the regular salary or salary continuance earned during the Plan Year before any salary reduction contributions made to the Company's Internal Revenue Code Section 401(k) Plan or other deferred compensation plans. Among other compensation, "Base Salary" shall not include awards under this Plan, any suggestions awards, pay for unused vacation, any bonus or profit sharing benefits, the Company matching contribution under any plan providing such, overtime or overtime premiums, relocation allowances, mortgage differential allowances, any premium allowances for overseas service, moving allowances, or any other special awards.

     (c) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

     (d) "Board" or "Board of Directors" means the Board of Directors of the Company.

     (e) "Committee" means a committee of two (2) or more individuals, appointed by the Board to administer the Plan, pursuant to Section 3 herein, who are not current or former officers or employees of the Company and who are "outside directors" to the extent required by and within the meaning of Section 162(m) of the Internal Revenue Code of 1986 (the "Code"), as amended.

     (f) "Company" means Deere & Company, a Delaware corporation (including any and all subsidiaries), and any successor thereto.

     (g)  "Corporate" shall mean Deere & Company and its subsidiaries.

     (h) "Disability" shall have the meaning ascribed to such term in applicable disability or retirement plans of the Company.

     (i) "Effective Date" means the date the Plan becomes effective, as set forth in Section 1.1 herein.

     (j)  "Employee" means a full-time, salaried employee of the Company.

     (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

     (l) "Executive Officers" shall mean any executive officers designated by the Committee for purposes of qualifying payouts under the Plan for exemption from Section 162(m) of the Code.

     (m) "Final Award" means the actual award earned during a Plan Year by a Participant, as determined by the Committee at the end of the Plan Year.

     (n) "Non-corporate" shall mean a specified segment of Deere & Company's operations designated as such by the Chief Executive Officer and approved by the Committee for purposes of the Plan, such as a business unit, division, product line, or other such segmentation.

     (o) "Participant" means an Employee who is actively participating in the Plan.

     (p) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

     (q)  "Plan" means the Deere & Company Performance Bonus Plan.

     (r)  "Plan Year" means the Company's fiscal year.

     (s) "Retirement" shall have the meaning ascribed to such term in the John Deere Pension Plan for Salaried Employees, or any successor plan thereto.

     (t) "Target Incentive Award" means the award to be paid to a Participant when planned performance results are achieved, as established by the Committee.

SECTION 3.  ADMINISTRATION

     The Plan shall be administered by the Committee. The Committee may delegate to the Company responsibility for day-to-day administration of, the Plan, following administrative guidelines approved from time to time by the Committee.

     Subject to the limitations of the Plan, the Committee shall: (i) select from the regular, full-time salaried Employees of the Company, those who shall participate in the Plan, (ii) grant award opportunities in such forms and amounts as it shall determine, (iii) impose such limitations, restrictions, and conditions upon such awards as it shall deem appropriate, (iv) interpret the Plan and adopt, amend, and rescind administrative guidelines and other rules and regulations relating to the Plan, (v) correct any defect or omission or reconcile any inconsistency in this Plan or in any award opportunity granted hereunder, and (vi) make all other necessary determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be conclusive and binding upon all parties.

SECTION 4.  ELIGIBILITY AND PARTICIPATION

     4.1 Eligibility. All Employees (as defined in Section 2 herein) who are actively employed by the Company in any Plan Year shall be eligible to participate in the Plan for such Plan Year, subject to the limitations of
Section 7 herein.

     4.2 Participation. Participation in the Plan shall be determined annually by the Committee based upon the criteria set forth herein. Employees who are eligible to participate in the Plan shall be so notified in writing, and shall be apprised of the performance goals and related award opportunities for the relevant Plan Year, as soon as is practicable.

     4.3 Partial Plan Year Participation. Except as provided in Section 11, in the event that an Employee becomes eligible to participate in the Plan subsequent to the commencement of a Plan Year, then such Employee's Final Award shall be based on the Base Salary earned as an eligible Employee, providing that the Employee has completed six pay periods of employment in a full-time status.

     4.4 No Right to Participate. No Participant or other Employee shall at any time have a right to be selected for participation in the Plan for any Plan Year, despite having previously participated in the Plan.

SECTION 5.  AWARD DETERMINATION

     5.1 Performance Goals. Prior to the beginning of each Plan Year, or as soon as practicable thereafter, the Committee shall establish performance goals for that Plan Year. Except as provided in Section 11, the goals may be based on any combination of Corporate, Non-corporate, and individual performance. After the performance goals are established, the Committee will align the achievement of the performance goals with the Award Opportunities (as described in Section
5.2 herein), such that the level of achievement of the preestablished performance goals at the end of the Plan Year will determine the Final Award amounts. Except as provided in Section 11, the Committee also shall have the authority to exercise subjective discretion in the determination of Final Awards, as well as the authority to delegate the ability to exercise subjective discretion in this respect.

     The Committee also may establish one (1) or more Company-wide performance goals which must be achieved for any Participant to receive an award for that Plan Year.

     5.2 Award Opportunities. Prior to the beginning of each Plan Year, or as soon as practicable thereafter, the Committee shall establish an Award Opportunity for each Participant. The established Award Opportunity shall vary in relation to the job classification of each Participant. Except as provided in
Section 11, in the event a Participant changes job levels during a Plan Year, the Participant's Award Opportunity may be adjusted to reflect the amount of time at each job level during the Plan Year.

     5.3 Adjustment of Performance Goals. Except as provided in Section 11, the Committee shall have the right to adjust the performance goals and the Award Opportunities (either up or down) during a Plan Year if it determines that external changes or other unanticipated business conditions have materially affected the fairness of the goals and have unduly influenced the Company's ability to meet them. Further, in the event of a Plan Year of less than twelve
(12) months, the Committee shall have the right to adjust the performance goals and the Award Opportunities accordingly, at its sole discretion.

     5.4 Final Award Determinations. At the end of each Plan Year, Final Awards shall be computed for each Participant as determined by the Committee. Except as provided in Section 11, each individual award shall be based upon (i) the Participant's Target Incentive Award percentage, multiplied by his Base Salary,
(ii) Corporate and Non-corporate performance, and (iii) individual performance (if applicable). Final Award amounts may vary above or below the Target Incentive Award, based on the level of achievement of the preestablished Corporate, Non-corporate, and individual performance goals.

     5.5 Limitations. The amount payable to a Participant for any calendar year shall not exceed $2,000,000.

SECTION 6.  PAYMENT OF FINAL AWARDS

     6.1 Form and Timing of Payment. Final Award payments shall be payable in cash, in one (1) lump sum, as soon as practicable after the end of each Plan Year, or more frequently during the Plan Year, as determined by the Committee in its sole discretion.

     6.2 Payment of Partial Awards. In the event a Participant no longer meets the eligibility criteria as set forth in the Plan during the course of a particular Plan Year, the Committee may, in its sole discretion, pay a partial award for the portion of the Plan Year the Employee was a Participant, computed as determined by the Committee.

     6.3 Unsecured Interest. No participant or any other party claiming an interest in amounts earned under the Plan shall have any interest whatsoever in any specific asset of the Company. To the extent that any party acquires a right to receive payments under the Plan, such right shall be equivalent to that of an unsecured general creditor of the Company.

SECTION 7.  TERMINATION OF EMPLOYMENT

     7.1 Termination of Employment Due to Death, Disability, Retirement, or Transfer to Business Unit Not Included in the Plan. In the event a Participant's employment is terminated by reason of death, Disability, Retirement, or transfer to a business unit not included in the Plan, the Final Award determined in accordance with Section 5.4 herein shall be reduced to reflect participation prior to termination only. The reduced award shall be based upon the amount of Base Salary earned during the Plan Year prior to termination. In the case of a Participant's Disability, the employment termination shall be deemed to have occurred on the date the Committee determines the definition of Disability to have been satisfied.

     The Final Award thus determined shall be payable as soon as practicable following the end of the Plan Year in which employment termination occurred, or sooner (except with respect to Executive Officers), as determined by the Committee in its sole discretion.

     7.2 Termination of Employment for Other Reasons. In the event a Participant's employment is terminated for any reason other than death, Disability, or Retirement (of which the Committee shall be the sole judge), all of the Participant's rights to a Final Award for the Plan Year then in progress shall be forfeited. However, the Committee, in its sole discretion, may pay a partial award for the portion of that Plan Year that the Participant was employed by the Company, computed as determined by the Committee.

SECTION 8.  RIGHTS OF PARTICIPANTS

     8.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

     8.2 Nontransferability. No right or interest of any Participant in the Plan shall be assignable or transferable, or subject to any lien, directly, by operation of law, or otherwise, including, but not limited to, execution, levy, garnishment, attachment, pledge, and bankruptcy.

SECTION 9.  BENEFICIARY DESIGNATION

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant and will be effective only when filed by the Participant in writing with the Committee during his or her lifetime. In the absence of any such designation, or if the designated beneficiary is no longer living, benefits shall be paid to the surviving member(s) of the following classes of beneficiaries, with preference for classes in the order listed below:

     (a) Participant's spouse (unless the parties were divorced or legally separated by court decree);

     (b)  Participant's children (including children by adoption);

     (c)  Participant's parents (including parents by adoption); or

     (d)  Participant's executor or administrator.

     Payments of benefits, in accordance with Section 7.1, shall be made exclusively to the member(s) of the first class, in the order listed above, which has surviving member(s). If that class has more than one (1) member, benefit payments shall be made in equal shares among members of that class.

SECTION 10.  DEFERRALS

     The Committee may permit a Participant to defer such Participant's receipt of the payment of cash that would otherwise be due to such Participant at the end of a Plan Year.

SECTION 11.  EXECUTIVE OFFICERS

     11.1 Applicability of Section 11. The provisions of this Section 11 shall apply only to Executive Officers. In the event of any inconsistencies between this Section 11 and the other Plan provisions, the provisions of this Section 11 shall control.

     11.2 No Partial Plan Year Participation. An Executive Officer who becomes eligible after the beginning of a Plan Year may participate in the Plan for the succeeding Plan Year.

     11.3 Award Determination. Prior to the beginning of each Plan Year, or as soon as practicable thereafter, the Committee shall establish the Target Incentive Award percentage for each Executive Officer and performance goals for that Plan Year. Performance measures to be used shall be chosen from among the following factors, or any combination of the following, as the Committee deems appropriate: (a) total stockholder return; (b) growth in revenues, sales, settlements, market share, customer conversion, net income, stock price, and/or earnings per share; (c) return on assets, net assets, and/or capital; (d) return on stockholders' equity; (e) economic value added; or (f) improvements in costs and/or expenses. The Committee may select among the performance measures specified from Plan Year to Plan Year which need not be the same for each Executive Officer in a given year.

     At the end of the Plan Year and prior to payment, the Committee shall certify in writing the extent to which the performance goals and any other material terms were satisfied. Final Awards shall be computed for each Executive Officer based on (i) the Participant's Target Incentive Award multiplied by his Base Salary, and (ii) Corporate and Non-corporate (if applicable) performance.

     Final Award amounts may vary above or below the Target Incentive Award based on the level of achievement of the pre-established Corporate and Non-corporate performance goals.

     11.4 Non-adjustment of Performance Goals. Once established, performance goals shall not be changed during the Plan Year. Participants shall not receive any payout when the Company or Non-corporate segment (if applicable) does not achieve at least minimum performance goals.

     11.5 Individual Performance and Discretionary Adjustments. Individual performance shall not be reflected in the Final Award. However, the Committee retains the discretion to eliminate or decrease the amount of the Final Award otherwise payable to a Participant.

     11.6 Possible Modification. If, on advice of the Company's tax counsel, the Committee determines that Code Section 162(m) and the regulations thereunder will not adversely affect the deductibility for federal income tax purposes of any amount paid under the Plan by applying one or more of Sections 2.1(b), 2.1(m), 4.3, 5.1, 5.2, 5.3, or 5.4 to an Executive Officer without regard to the exceptions to such Section or Sections contained in this Section 11, then the Committee may, in its sole discretion, apply such Section or Sections to the Executive Officer without regard to the exceptions to such Section or Sections that are contained in this Section 11.

SECTION 12.  CHANGE IN CONTROL

     12.1 Change in Control. In the event of a Change in Control of the Company, as defined below, a Participant who is an Employee as of the date of the Change in Control shall be entitled to, for the Plan Year in which the Change in Control occurs, the greater of:

     (a)  The Final Award determined using:

          (i) The Participant's actual Base Salary rate in effect on the date of the Change in Control;

          (ii)   The Participant's Target Incentive Award percentage; and

          (iii) Actual Corporate, Non-corporate, and individual results to the date of the Change in Control; or

     (b) The Participant's Target Incentive Award times his actual Base Salary rate in effect on the date of the Change in Control.

     The Committee, as constituted immediately prior to the Change in Control, shall determine how actual Corporate, Non-corporate, and individual performance should be measured for purposes of the Final Award calculation in Section 12.1(a). The Committee's determination shall be conclusive and final.

     Final Awards shall be payable in cash to the Participant as soon as administratively possible, but no later than thirty (30) days following a Change in Control.

     12.2 Definition of a Change in Control. A "Change in Control" shall be defined as a dissolution, liquidation, merger, or consolidation in which the Company is not the surviving corporation, or the acquisition of thirty percent (30%) or more of the Company's common stock by one (1) individual, corporation, or other entity.

SECTION 13.  AMENDMENT AND MODIFICATION

     The Committee, in its sole discretion, without notice, at any time and from time to time, may modify or amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely; provided, however, that no such modification, amendment, suspension, or termination may, without the consent of a Participant (or his or her beneficiary in the case of the death of the Participant), reduce the right of a Participant (or his or her beneficiary, as the case may be) to a payment or distribution hereunder to which he or she is otherwise entitled.

SECTION 14.  MISCELLANEOUS

     14.1 Governing Law. The Plan, and all agreements hereunder, shall be governed by and construed in accordance with the laws of the State of Delaware.

     14.2 Withholding Taxes. The Company shall have the right to deduct from all payments under the Plan any Federal, state, or local taxes required by law to be withheld with respect to such payments.

     14.3 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

     14.4 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     14.5 Costs of the Plan. All costs of implementing and administering the Plan shall be borne by the Company.

     14.6 Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                       JOHN DEERE EQUITY INCENTIVE PLAN

SECTION 1.  ESTABLISHMENT AND PURPOSE.

     1.1 Establishment. Deere & Company, a Delaware corporation ("Deere"), hereby establishes a long-term incentive plan for key employees of Deere and its subsidiaries (the "Company") as described herein, which shall be known as the John Deere Equity Incentive Plan (the "Plan").

     1.2 Purpose. The purposes of the Plan are to retain the key employees of the Company and to direct their attention to the long-term performance of the Company by relating a portion of remuneration to the Company's long-term success. The Plan is also designed to reward and motivate such key employees and to encourage identification with the interests of shareholders.

     1.3 Compliance with Applicable Law. The provisions of this Plan are intended to comply with all provisions of applicable law, including but not limited to all applicable conditions of Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"). With respect to Participants who are subject to Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act"), the transactions under this Plan are also intended to comply with all applicable conditions of Rule 16b-3 of the Securities and Exchange Commission under the Exchange Act. To the extent any provision of this Plan or action by the Committee or Board fails to so comply, such provision or action shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee or the Board, and the Committee shall have the authority to take such actions as may be required to comply with such conditions.

SECTION 2.  DEFINITIONS.

     2.1 Definitions. Whenever used hereinafter, the following terms shall have the meanings set forth below:

     (a)  "Board" means the Board of Directors of Deere.

     (b) "Bonus Award" means Shares granted to Participants pursuant to Section 7 of the Plan.

     (c) "Committee" means the Compensation Committee of the Board, or a subcommittee thereof, consisting of two (2) or more individuals, appointed by the Board to administer the Plan, pursuant to Article 10 herein, who are not current or former officers or employees of the Company and who are "outside directors" to the extent required by and within the meaning of Section 162(m) and who are "disinterested persons" as defined in Rule 16b-3(c)(2)(i) under the Exchange Act.

     (d) "Executive" means an employee of the Company determined by the Committee to hold a key executive, administrative or professional position.

     (e)  "Incentive Grant" means Shares granted to Participants pursuant to
          Section 4 of the Plan which are subject to Limitations.

     (f) "Limitations" means the limitations imposed on Incentive Grants described in Section 6 of the Plan.

     (g) "Maximum Bonus Award" means the maximum number of Shares covered by a Bonus Award that may be granted to a Participant for a Performance Period, as determined by the Committee.

     (h) "Participant" means an Executive designated by the Committee to participate in the Plan.

     (i) "Performance Determination Date" means the day on which a Performance Period ends.

     (j) "Performance Period" means a period established by the Committee pursuant to Section 4 of the Plan over which the Company's performance will be measured for purposes of the Plan.

     (k) "Performance Target" means the performance goals for a Performance Period as determined by the Committee pursuant to Section 4 of the Plan.

     (l) "Shares" or "Stock" means the common stock, $1 par value per share, of Deere.

     (m) "Subsidiary" means any corporation, a majority of the total combined voting power of all classes of stock of which is directly or indirectly owned by the Company.

     (n) "Year" means the 12-month period beginning each November 1 and ending October 31 of the following year.

     2.2  Gender.   Except when otherwise indicated by the context, any
masculine terminology when used in the Plan shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

Section 3.  Eligibility.

     3.1 Eligibility. Incentive Grants, subject to Limitations hereafter specified, may be granted to Executives of the Company, as determined by the Committee. The designation of Participants shall occur before the start of each Performance Period, or at such other time as deemed appropriate by the Committee, and shall be communicated to Participants as soon as practicable.

Section 4.  Performance Periods and Targets; Grants.

     4.1 Establishment of Performance Periods and Performance Targets. The Committee shall establish Performance Periods over which the Company's performance will be measured for purposes of this Plan. A Performance Period may consist of four consecutive Years, or such other period of time as the Committee deems appropriate. At the time it establishes a Performance Period, or up to three (3) months thereafter, the Committee shall also establish the Performance Target for such period. A Performance Target may be based on any of the following factors, or any combination of the following factors, as the Committee deems appropriate: (a) total stockholder return; (b) growth in revenues, sales, net income, stock price, and/or earnings per Share; (c) return on assets, net assets, and/or capital; (d) return on stockholder's equity; or (e) economic value added, in each case over the Performance Period. For purposes of establishing a Performance Target, any of the factors set forth above may, as applicable, be measured either before or after income taxes, and may include or exclude interest, depreciation and amortization, extraordinary items and other material non-recurring gains or losses, discontinued or added operations, the cumulative effect of changes in accounting policies and the effect of any tax law changes.

     4.2 Incentive Grants. The Committee shall determine the Executives to whom Incentive Grants will be made, the number of Shares covered by each Incentive Grant and the time or times when the Incentive Grants will be made, provided that the number of Shares covered by Incentive Grants to any Participant over any four consecutive Years shall not exceed 225,000 Shares. The Committee shall establish an initial Performance Period for an Incentive Grant at or before the time such award and may, at its discretion, establish subsequent additional Performance Periods for an Incentive Grant, commencing every two years after the date of the Incentive Grant (until the Incentive Grant shall have terminated pursuant to Section 6 of the Plan), or at such other intervals as the Committee deems appropriate.

     4.3 Communication of Grant. Written notice of a Participant's Incentive Grant shall be given to the Participant as soon as practicable after the grant by the Committee. The Committee may require a Participant who receives an Incentive Grant to execute and deliver an agreement which shall incorporate or conform to the terms and conditions of this Plan, or any other terms and conditions not inconsistent with this Plan as imposed by the Committee. The agreement may require the Participant to pay to the Company an amount equal to the aggregate par value of all Shares subject to an Incentive Grant.

     4.4 Adjustments for Acquisitions and Dispositions. If the Committee shall determine that an acquisition or disposition of assets or securities by the Company shall have a material effect (whether positive or negative) on the Company's ability to meet its Performance Target(s) for the applicable Performance Period(s), the Committee shall have the discretion to take any action that would reduce the amount of a Participant's Incentive Grant, or to adjust a Performance Target for a Performance Period, subject to the limitations of Section 162(m).

     4.5 Non-adjustment of Performance Targets and Incentive Grants. Except as provided in Section 4.4 above, once established Performance Targets and Incentive Grants shall not be changed during the Performance Period; provided, however, that the Committee retains the discretion to eliminate or decrease the amount of an Incentive Grant otherwise payable to a Participant.

SECTION 5.  SHARES SUBJECT TO PLAN.

     5.1 Shares Subject to Plan. An aggregate of 3,000,000 Shares shall be subject to the Plan either from authorized but heretofore unissued Shares or from Shares reacquired by Deere, including Shares purchased in the open market.

     5.2 Stock Splits/Stock Dividends. In the event of any change in the outstanding Shares of Deere by reason of a stock dividend, recapitalization, merger, consolidation, split-up, combination, exchange of Shares, or the like, the aggregate number of and class of securities issuable pursuant to Subsection
5.1 and pursuant to any Incentive Grant hereunder may be appropriately adjusted by the Committee, whose determination shall be conclusive.

     5.3 Reacquired Shares. If Shares issued pursuant hereto shall not be acquired by Participants because of failure to satisfy the conditions for the lapse or termination of the Limitations imposed on such Shares pursuant to the Plan, if permissible pursuant to Rule 16b-3 of the Securities and Exchange Commission, such Shares again shall become available for issuance under the Plan.

SECTION 6.  INCENTIVE GRANTS.

     6.1 Custody and Transferability. Shares subject to an Incentive Grant shall be held by the Company while subject to Limitations, and no rights thereto may be transferred, gifted, or otherwise alienated or hypothecated until they have been freed of Limitations. As Shares are freed of Limitations, they will be delivered to the Participant.

     6.2 Other Limitations. Deere may impose such other limitations on any Shares granted pursuant to Incentive Grants as it may deem advisable including, without limitation, limitations intended to achieve compliance with the Securities Act of 1933, as amended, with the requirements of any stock exchange upon which such Shares or Shares of the same class are then listed, and with any blue sky or securities laws applicable to such Shares. Shares delivered to Participants as Limitation lapse may bear such legends, if any, as the Committee shall specify.

     6.3 Voting Rights. Participants issued Incentive Grants hereunder shall have full voting rights on the Shares covered by such Grant.

     6.4 Dividend Rights. Participants issued Incentive Grants hereunder shall have full dividend rights, with such dividends being paid on Shares covered by such Grants. If all or part of a dividend is paid in Shares, the Shares shall be held by Deere subject to the same Limitations as the Incentive Grant that is the basis for the dividend.

     6.5 Termination of Limitations. On or after each Performance Determination Date, the Committee shall determine the Company's financial performance in relation to the Performance Target for the immediately prior Performance Period and certify in writing the extent to which the performance goals and any other material terms were satisfied. A portion of the Participant's Incentive Grants equal to the product of (i) the total number of Shares covered by all previous Incentive Grants to the Participant which have not been previously forfeited or freed of Limitations, and which have been held by the Participant for at least one Performance Period, times (ii) the percentage of the Performance Target achieved by the Company (up to 100%), shall be freed of Limitations. If only a portion of the Participant's Incentive Grant is freed from Limitations on any particular Performance Determination Date, the Shares that were earliest granted shall be deemed to be the first Shares freed from Limitations.

     6.6 Maximum Number of Shares Freed From Limitations. Notwithstanding the provisions of Section 6.5, and other than Shares which may be freed from Limitations pursuant to Section 13, the number of Shares covered by any Participant's Incentive Grants that may be freed from Limitations over any four consecutive years shall not exceed 225,000 Shares, subject to the provisions of
Section 5.2.

     6.7 Forfeiture. Any Shares covered by an Incentive Grant, which have not been freed of Limitations within eight (8) years after the date of such grant, shall automatically be forfeited and rescinded.

SECTION 7.  BONUS AWARDS.

     7.1 Determination of Maximum Bonus Awards. At the beginning of each Performance Period, or up to three (3) months thereafter, the Committee may establish a Maximum Bonus Award for each Participant for such Performance Period. The number of Shares that may be covered by Maximum Bonus Awards established for any Participant over any four consecutive years shall not exceed 225,000 Shares, subject to the provisions of Section 5.2.

     7.2 Grant of Bonus Awards. On each Performance Determination Date, if the Company's financial performance over the preceding Performance Period exceeds the Performance Target for such period previously established by the Committee, a Participant may receive as a Bonus Award an additional number of Shares equal to (a) the number of Shares covered by the Participant's Maximum Bonus Award for such Performance Period, if any, times (b) the percentage over the Performance Target achieved by the Company (up to 100%) during such Performance Period. A Participant can receive a Bonus Award only for the first Performance Period following the date on which the Committee determines the Participant's Maximum Bonus Award for such Performance Period. Notwithstanding the foregoing, the number of Shares covered by Bonus Awards that may be granted to a Participant over any four consecutive years shall not exceed 225,000 Shares, subject to the provisions of Section 5.2.

     7.3 Limitations. All Bonus Awards need not be subject to Limitations. Notwithstanding the foregoing, Deere may impose such other conditions on any Shares covered by Bonus Awards as it may deem advisable including, without limitation, conditions intended to achieve compliance with the Securities Act of 1933, as amended, with the requirements of any stock exchange upon which such Shares or Shares of the same class are then listed, and with any blue sky or securities laws applicable to such Shares. Shares delivered to Participants covered by Bonus Awards may bear such legends, if any, as the Committee shall specify.

     7.4 Cash Equivalent Awards. The Committee may permit Participants, on such terms and conditions as the Committee may prescribe, to elect to receive their Bonus Awards in cash in lieu of Shares. Any such cash equivalent payment shall be based on the average of the high and low market prices of the Company's stock on the effective date of the Bonus Award and be on such terms as shall not represent an increase in benefits. Cash equivalent payments shall be applied against the limitation on Maximum Bonus Awards pursuant to Sections 7.1 and 7.2 and against the aggregate shares subject to the Plan pursuant to Section 5.1, based on such average market price.

     7.5 Deferral of Cash Bonus Awards. The Committee may permit Participants, on such terms and conditions as the Committee may prescribe and pursuant to the terms of any applicable deferral plan or arrangement, to elect prior to the calendar year in which a Bonus Award would otherwise become payable to defer receipt of all or a portion of such award that is elected to be received in cash pursuant to Section 7.4.

SECTION 8.  TERMINATION OF EMPLOYMENT.

     8.1 Termination of Employment Due to Death, Disability, or Normal Retirement. In the event a Participant's employment is terminated by reason of death, total and permanent disability, or normal retirement as defined in the John Deere Pension Plan for Salaried Employees, each Incentive Grant previously granted to the Participant which has not previously been freed of Limitations shall continue to be subject to Limitations until and unless such shares are forfeited or freed of Limitations pursuant to the terms of Section 6.5 and 6.6 above, and the Participant shall thereafter be ineligible to receive any Incentive Grants under the Plan. However, the Participant shall thereafter continue to be eligible to receive a Bonus Award for any Performance Period covering any period of time during which the Participant was employed by the Company.

     8.2 Termination of Employment Due to Early Retirement. In the event a Participant's employment is terminated by reason of early retirement as defined in the John Deere Pension Plan for Salaried Employees, a portion of each Incentive Grant held by the Participant equal to the product of (a) the total number of Shares covered by the Incentive Grant which have not previously been forfeited or freed of Limitations, times (b) a fraction (the "Fraction"), (i) the numerator of which is the number of months between the last day of the month in which the Participant's employment was terminated and the Performance Determination Date for the Performance Period during which the Incentive Grant was originally granted or, if such date has already passed, the next Performance Determination Date, and (ii) the denominator of which is the number of months in the Performance Period ending on such Performance Determination Date, shall automatically be forfeited and rescinded, provided that the Committee shall have the authority to waive such forfeiture and rescission with respect to all or any portion of such Incentive Grants. The remaining portions of the Participant's Incentive Grants (including any portions as to which forfeiture and rescission shall have been waived by the Committee) shall continue to be subject to Limitations until and unless such shares are forfeited or freed of Limitations pursuant to the terms of Section 6.6 and 6.7 above, and the Participant shall thereafter be ineligible to receive any Incentive Grants under the Plan. However, the Participant shall thereafter continue to be eligible to receive a Bonus Award for any Performance Period covering any period of time during which the Participant was employed by the Company, provided that any such Bonus Award shall be limited to the product of (x) the number of Shares that would otherwise be covered by such Bonus Award, times (y) the result of one minus the Fraction.

     8.3 Termination of Employment for Reason Other than Death, Disability, or Retirement. In the event a Participant's employment with the Company is terminated for any reason other than set forth in Sections 8.1 and 8.2, each Incentive Grant previously granted to such Participant which has not been freed of

Limitations shall automatically be forfeited and rescinded, and the Participant shall thereafter be ineligible to receive any Incentive Grants or Bonus Awards under the Plan.

     8.4 Acceleration upon Retirement. Notwithstanding the provisions of Sections 8.1 and 8.2, upon either normal or early retirement as defined in the John Deere Pension Plan for Salaried Employees, the Committee may accelerate the time any Incentive Grant Shares are freed of Limitations or forfeited, provided that the number of Shares freed of Limitations shall be discounted to reasonably reflect the time value of money and shall be based on the Company's progress, measured as of the date of acceleration, with regard to reaching the applicable Performance Targets. Acceleration shall not represent a material increase in benefits. In the event that the Committee does not elect to accelerate as to any Participant, the provisions of Section 8.1 and 8.2 shall apply.

SECTION 9.  RIGHTS OF EMPLOYEES, PARTICIPANTS.

     9.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Executive's or Participant's employment at any time, nor confer upon any Executive or Participant any right to continue in the employ of the Company.

     9.2 Non-transferability. Except as permitted pursuant to Rule 16(b)-3 of the Exchange Act, no right or interest of any Participant in the Plan shall be assignable or transferable, or subject to any lien, directly, indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge, and bankruptcy. In the event of a Participant's death, distribution of Shares or payments of any amounts due under the Plan shall be made to the Participant's designated beneficiary, or in the absence of such designation, to the Participant's estate.

SECTION 10.  ADMINISTRATION.

     10.1 Administration. The Committee shall be responsible for the administration of the Plan. The Committee is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. In making Incentive Grants and Bonus Awards under the Plan, the Committee may take into account, the nature of the services rendered by such Executives, their present and potential contributions to the Company's success, the Company's past performance and such other factors as the Committee in its discretion shall deem relevant.

     10.2 Finality of Determination. The determinations, interpretations or other actions made or taken by the Committee pursuant to the provisions of the Plan, shall be final and shall be binding and conclusive for all purposes and upon all persons.

     10.3 Expenses. The expenses of administering the Plan shall be borne by Deere.

SECTION 11.  EFFECT ON OTHER PLANS.

     11.1 Effect on Other Plans. Participation in the Plan shall not affect a Participant's eligibility to participate in any other benefit or incentive plan of the Company and any Grants and Awards made pursuant to the Plan shall not be included in the Participant's remuneration for the purposes of determining the benefits provided under any other plan of the Company unless specifically provided in such other plan.

Section 12.  Amendment and Termination.

     12.1 Amendment and Termination. The Plan may be amended or terminated at any time by the Committee, provided that the approval of the stockholders of Deere must first be obtained in order to (a) increase the maximum number of shares that may be issued pursuant to the Plan (except pursuant to Sections 5, 6 and 7 hereof), (b) materially increase the benefits accruing to Participants under the Plan, or (c) modify the requirements as to eligibility for participation in the Plan, or for any amendment which would require stockholder approval in order for the Plan to continue to comply with Section 162(m). No amendment or termination of the Plan, without the consent of the Participant, shall materially and adversely affect a Participant's rights under an Incentive Grant previously made pursuant thereto.

Section 13.  Change of Control.

     The following acceleration and valuation provisions shall apply in the event of a "Change of Control" or "Potential Change of Control," as defined in this Section 13.

     (a)  In the event that:

          (i) a "Change of Control" as defined in paragraph (b) of this Section 13 occurs; or

          (ii) a "Potential Change of Control" as defined in paragraph (c) of this Section 13 occurs and the Committee or the Board determines that the provisions of this paragraph (a) should be invoked;

then, unless otherwise determined by the Committee or the Board in writing at or after the making of an Incentive Grant, but prior to the occurrence of such Change of Control, the Limitation applicable to any Incentive Grant shall terminate; and the value of all such Incentive Grants shall, to the extent determined by the Committee at or after grant, be cashed out on the basis of the "Change of Control Price" (as defined in paragraph (d) of this Section 13).

     (b) For purposes of paragraph (a) of this Section 13, a "Change of Control" means a change in control of a nature that would be required to be reported in response to Schedule 14A of Regulation 14A promulgated under the Exchange Act whether or not Deere is then subject to such reporting requirement, provided that, without limitation, such a Change in Control shall be deemed to have occurred if:

          (i) any "person" (as defined in Sections 13(d) and 14(d) of the Exchange Act) other than a Participant or group of Participants is or becomes the "beneficial owner" (as defined in Rule 13(d-3) under the Exchange Act), directly or indirectly, of securities of Deere representing thirty percent (30%) or more of the combined voting power of Deere's then outstanding securities;

          (ii) during any period of two (2) consecutive years, there shall cease to be a majority of the Board comprised as follows: individuals who at the beginning of such period constitute the Board and any new director(s) whose election by the Board or nomination for election by Deere's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved;

         (iii) the shareholders of Deere approve a merger or consolidation of Deere with any other company, other than a merger or consolidation which would result in the voting securities of Deere outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least eighty percent (80%) of the combined voting power of the voting securities of Deere or such surviving entity outstanding immediately after such merger of consolidation; or

          (iv) the shareholders of Deere approve a plan of complete liquidation of Deere or an agreement for the sale or disposition by Deere of all or substantially all of Deere's assets.

     (c) For purposes of paragraph (a) of this Section 13, a "Potential Change of Control" means the happening of any of the following:

          (i) the entering into an agreement by Deere (other than with a Participant or group of Participants), the consummation of which would result in a Change of Control of Deere as defined in paragraph (b) of this Section 13; or

          (ii) the acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than a Participant or group of Participants, Deere or a Subsidiary, or any Deere employee benefit plan including its trustee) of securities of Deere representing five percent (5%) or more of the combined voting power of Deere's outstanding securities and the adoption by the Board of Directors of a resolution to the effect that a Potential Change of Control of Deere has occurred for purposes of the Plan.

     (d) For purposes of this Section 13, "Change of Control Price" means the highest price per Share paid in any transaction reported on the New York Stock Exchange Composite Tape, or offered in any transaction related to a potential or actual change of control of Deere at:

          (i)  the date the Change of Control occurs;

          (ii) the date the Potential Change of Control is determined to have occurred; or

         (iii) such other date as the Committee may determine at or after grant but before the Change of Control occurs or the Potential Change of Control is determined to have occurred;

or at any time selected by the Committee during the sixty (60) day period preceding such date.

SECTION 14.  REQUIREMENTS OF LAW.

     14.1 Requirements of Law. The delivery of Shares pursuant to the Plan shall be subject to all applicable laws, rules, and regulations, and shall not be made until all required approvals of the proper government agencies have been obtained.

     14.2 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Illinois.

SECTION 15.  WITHHOLDING TAXES.

     15.1 Withholding Taxes. The Company shall have the right to collect cash from Participants under the Plan, or to make withholdings from other payments to such Participants, in an amount necessary to satisfy any Federal, state or local withholding tax requirements. Any Participant may elect, subject to approval by the Committee, to satisfy withholding, in whole or in part, by having Deere withhold Shares having value equal to the amount required to be withheld.

SECTION 16.  EFFECTIVE DATE OF THE PLAN.

     16.1 Effective Date. The Plan shall become effective upon approval by the shareholders of Deere.

     16.2 Duration of the Plan. The Plan shall remain in effect until all Shares awarded under the Plan are free of all Limitations imposed by the Plan, but no Incentive Grant shall be made and no Maximum Bonus Award shall be established after December 31, 2004.

            DIRECTIONS TO THE DEERE & COMPANY ADMINISTRATIVE CENTER
               One John Deere Place, Moline, Illinois 61265-8098
-------------------------------------------------------------------------------

   The annual meeting will be held in the auditorium of the Deere & Company Administrative Center which is located at One John Deere Place, Moline, Illinois. John Deere Place intersects the north side of John Deere Road east of 70th Street, Moline. The entrance to the Administrative Center and parking are on the east side of the building.

From Chicago (or the east)

   Take I-290 (Eisenhower Expressway) west to I-88 West (East-West Tollway) which turns into IL5/John Deere Road. Follow IL5/John Deere Road to John Deere Place. Turn right onto John Deere Place. Follow for about 1/4 mile. Turn left onto the Administrative Center grounds. Follow the signs to parking on the east side of the building.

From Des Moines (or the west)

   Take I-80 east to exit number 298. Exit onto I-74 East. Follow for about 9 1/4 miles to the IL5 East/John Deere Road exit (Exit number 4A). Exit onto IL5 East/John Deere Road. Follow IL5/John Deere Road east for 3.3 miles to John Deere Place. Turn left onto John Deere Place. Follow for about 1/4 mile. Turn left onto the Administrative Center grounds. Follow the signs to parking on the east side of the building.

From Peoria (or the south)

   Take I-74 west to the I-280 West exit. Exit onto I-280 West. Follow for about 10 miles to exit number 18A. Exit onto I-74 West. Follow for about 1/2 mile to the IL5 East/John Deere Road exit (Exit number 4B). Exit onto IL5 East/John Deere Road. Follow IL5/John Deere Road east for 3.3 miles to John Deere Place. Turn left onto John Deere Place. Follow for 1/4 mile. Turn left onto the Administrative Center grounds. Follow the signs to parking on the east side of the building.



                              [LOGO OF JOHN DEER]


                                                       [LOGO OF RECYCLED PAPER]
                                                      Printed on Recycled Paper

[LOGO APPEARS HERE]

Dear Stockholders:

It is a pleasure to invite you to the 2000 Annual Meeting of Stockholders of Deere & Company. The meeting will be held at 10 A.M. on Wednesday, February 23, 2000 at the Deere & Company Administrative Center, at One John Deere Place, Moline, Illinois.

The Notice of the meeting and the Proxy Statement enclused cover the formal business of the meeting, which includes election of Directors, three compensation proposals, and any other business to properly come before the meeting. The rules of conduct for the meeting include the following:

1. No cameras, sound equipment or recording devices may be brought into the auditorium.

2. There will be a discussion period at the end of the meeting. If you wish to present a question or comment, please wait for an attendant to provide a microphone, then begin by stating your name, indicating the city and state where you reside, and confirming that you are a stockholder.

3. The Chairman is authorized to impose reasonable time limits on the remarks of individual stockholders and has discretion to rule on any matters which arise during the meeting. Personal grievances or claims are not appropriate subjects for the meeting.

4. Voting results announced at the meeting by the Inspectors of Voting are preliminary. Final results will be included in the Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission for the second quarter of fiscal 2000.


                            Detach Proxy Card Here

--------------------------------------------------------------------------------

[LOGO APPEARS HERE]              DEERE & COMPANY
                     PROXY-ANNUAL MEETING/23 FEBRUARY 2000

Solicited by the Board of Directors for use at the Annual Meeting of Stockholders of Deere & Company on February 23, 2000.

The undersigned appoints each of Hans W. Becherer and Michael A. Harring attorney and proxy, with full power of substitution, on behalf of the undersigned and with all powers the undersigned would possess if personally present, to vote all shares of Common Stock of Deere & Company that the undersigned would be entitled to vote at the above Annuall Meeting and any adjournment thereof. The shares represented by this proxy will be voted as specified and in the discretion of the proxies on all other matters. If not otherwise specified, shares will be voted in accordance with the recommendations of the Directors.

Please mark, date and sign your name exactly as it appears on this proxy and return this proxy in the enclosed envelope. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give your full title as such. For joint accounts, each joint owner should sign.

                 THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
             PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.


                                                      DEERE & COMPANY
                                                      P.O. BOX 11012
                                                      NEW YORK, N.Y. 10203-0012

[LOGO APPEARS HERE]    DEERE & COMPANY           VOTE BY TELEPHONE AND INTERNET
                                                  24 HOURS A DAY, 7 DAYS A WEEK


                                   TELEPHONE
                                 800-479-4522

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the simple directions.

                                   INTERNET
                       https://proxy.shareholder.com/de

Use the Internet to vote your proxy. Have your proxy card in hand when you access the website. You will be prompted to enter your control number, located in the box below, to create an electronic ballot.

                                     MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided. Make sure the pre-printed address shows through the envelope window. Do not mail additional cards in the return envelope. The return envelopes are mechanically opened and additional cards may be accidentally destroyed.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the proxy card.

--------------------------------------------------------------------------------
If you have submitted your proxy by telephone or the Internet there is no need for you to mail back your proxy.
--------------------------------------------------------------------------------

                 YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING!

Call Toll-Free To Vote . It's Fast And Convenient
             800-479-4522

----------------------------
     CONTROL NUMBER FOR
TELEPHONE OR INTERNET VOTING
----------------------------
PLEASE MARK YOUR CHOICE
LIKE THIS IN BLUE OR BLACK INK   [X]

                     DETACH PROXY CARD HERE IF YOU ARE NOT
                        VOTING BY TELEPHONE OR INTERNET

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   The Directors Recommend a Vote FOR all Nominees and FOR items 2, 3 and 4.
--------------------------------------------------------------------------------

1. Election as Directors    FOR all nominees  [  ]   WITHHOLD AUTHORITY to  [  ]
                            listed below             vote for all nominees
                                                     listed below

   *EXCEPTIONS [  ]

Nominees: 01--Crandall C. Bowles, 02--Leonard A. Hadley, 03--Arthur L. Kelly and 04--Thomas H. Patrick.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)
*Exceptions
           ---------------------------------------------------------------------

2.   Approval of the John Deere Omnibus
     Equity and Incentive Plan.             FOR  [ ]  AGAINST  [ ]  ABSTAIN [ ]

3.   Re-approval of the performance goals
     under the John Deere Performance
     Bonus Plan.                            FOR  [ ]  AGAINST  [ ]  ABSTAIN [ ]

4.   Re-approval of the performance goals
     under the John Deere Equity Incentive
     Plan.                                  FOR  [ ]  AGAINST  [ ]  ABSTAIN [ ]
--------------------------------------------------------------------------------

                                            If you are submitting a
                                            change of address and or
                                            comments please mark here.  [ ]

                                            Date
                                                 ------------------------------

                                            -----------------------------------
                                                        Signature

                                            -----------------------------------
                                                        Signature


(Please sign, date and return this proxy in the enclosed postage prepaid envelope.)


                              Please Detach Here
              . You Must Detach This Portion of the Proxy Card .
                 Before Returning it in the Enclosed Envelope